SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[  ]  Preliminary proxy statement
[  ]  Confidential, For Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive proxy statement
[  ]  Definitive additional materials
[  ]  Soliciting material under Rule 14a-12

QUADRAMED CORPORATION
(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

  (1)   Title of each class of securities to which transaction applies:
  (2)   Aggregate number of securities to which transactions applies:

  (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)   Proposed maximum aggregate value of transaction:
  (5)   Total fee paid:

[   ]  Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount previously paid:
         (2)   Form, Schedule or Registration Statement No.:
         (3)   Filing party:
         (4)   Date filed:

[Company Logo Depicted Here}

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

October 29, 2003

QuadraMed Corporation's 2003 Annual Meeting of Stockholders will be held at 9:00 AM on Wednesday, October 29, 2003, at QuadraMed's offices located at 12110 Sunset Hills Road, Reston, Virginia 20190.

At the meeting, we will ask stockholders to:

1.  Approve the amendment of the Certificate of Incorporation and Bylaws of QuadraMed Corporation eliminating the Company's classified Board of Directors;

2.  Elect three (3) Class I directors, each for a term of three years or, in the event the amendments to QuadraMed's Certificate of Incorporation and Bylaws described in item one (1) above are approved, elect eight (8) directors, each for a one-year term expiring in 2004;

3.  Approve the amendment of the Certificate of Incorporation of QuadraMed Corporation to increase the number of authorized common shares of QuadraMed Corporation from 50,000,000 to 150,000,000 and the total number of shares the Company is authorized to issue from 55,000,000 shares to 155,000,000 shares;

4.  Approve the amendment of the Company's 1996 Stock Incentive Plan ("1996 Plan") to increase the number of shares authorized for issuance thereunder from 7,430,160 to 9,930,160, an increase of 2,500,000 shares, and to increase the maximum number of shares for which any one person may receive options, separately exercisable stock appreciation rights and direct stock issuance by an additional 500,000 shares to 1,500,000 in the aggregate per calendar year; and

5.  Ratify the appointment of BDO Seidman LLP as independent public accountants for the fiscal year ending December 31, 2003.

We plan a brief business meeting focused on these items and we will attend to any other proper business that may arise.   The Board of Directors unanimously recommends that you vote in favor of Proposals 1, 2, 3, 4 and 5. These proposals are further described in the proxy statement.

Also enclosed is QuadraMed's 2002 Annual Report to Stockholders.  At the meeting, there will be a brief presentation on QuadraMed's operations, and we will offer time for your comments and questions.

Only QuadraMed stockholders of record at the close of business on September 24, 2003 are entitled to notice of and to vote at the meeting and any adjournment of it.  A quorum is a majority of outstanding shares.  For ten (10) days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at QuadraMed's offices located at 12110 Sunset Hills Road, Reston, Virginia 20190.

YOUR VOTE IS IMPORTANT.  WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.  YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE 2003 ANNUAL MEETING.

By order of the Board of Directors,

/s/ Lawrence P. English
Lawrence P. English
Chairman of the Board

OTHER INFORMATION	22
Performance Graph	22
Certain Relationships and Related Transactions	23
Largest Security Holders	23
Equity Compensation Plan Information	23
Beneficial Ownership Reporting Compliance	24
PROPOSAL THREE	24
Amendment of QuadraMed Corporation's Certificate of Incorporation
to Increase its Authorized Common Stock	24
PROPOSAL FOUR	25
Amendment of the 1996 Stock Incentive Plan	25
PROPOSAL FIVE	33
Ratification of Appointment of Independent Accountants	33
Audit Committee Report	34
Changes in Independent Accountants	35
Fees of Independent Accountants	35
STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING	36
DIRECTIONS TO THE QUADRAMED ANNUAL MEETING	37

PROXY STATEMENT FOR
2003 ANNUAL MEETING OF STOCKHOLDERS OF
QUADRAMED CORPORATION TO BE HELD ON

OCTOBER 29, 2003

GENERAL INFORMATION ABOUT QUADRAMED'S ANNUAL MEETING

The Company intends to mail this proxy statement and accompanying proxy card to all stockholders entitled to vote at the Annual Meeting on or about October 7, 2003.

WHEN AND WHERE IS THE ANNUAL MEETING?

The annual meeting will be held on Wednesday, October 29, 2003, at 9:00 AM at QuadraMed's offices located at 12110 Sunset Hills Road, Reston, Virginia 20190.  Directions to the meeting are at the back of the Proxy Statement.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Anyone who owns QuadraMed common stock as of the close of business on September 24, 2003 is entitled to one vote per share owned.  There were 27,615,069 shares outstanding on that date.

WHO IS SOLICITING MY PROXY TO VOTE MY SHARES AND WHEN?

QuadraMed's Board of Directors is soliciting your "proxy," or your authorization for our representatives to vote your shares.  Your proxy will be effective for the October 29, 2003, meeting and at any adjournment or continuation of that meeting.

WHO IS PAYING FOR AND WHAT IS THE COST OF SOLICITING PROXIES?

QuadraMed is bearing the entire cost of soliciting proxies.  Proxies will be solicited principally through the mail, but may also be solicited personally or by telephone, telegraph, or special letter by QuadraMed's directors, officers, and regular employees for no additional compensation.  To assist in the solicitation of proxies and the distribution and collection of proxy materials, QuadraMed has engaged the Altman Group, a proxy solicitation firm, for an estimated fee of $7,000.  QuadraMed will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of common stock.

WHAT ARE THE REQUIREMENTS FOR BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING?

For business to be conducted at the annual meeting, a quorum of 13,807,535 shares of QuadraMed common stock (50% of the issued and outstanding shares entitled to vote) must be in attendance or represented by proxy.

WHERE DO I FIND THE RESULTS OF VOTING AT THE MEETING?

Preliminary voting results will be announced at the meeting.  Final voting results will be published in QuadraMed's quarterly report on Form 10-Q for the third quarter of 2003.  The report will be filed with the Securities and Exchange Commission in mid-November, and you may receive a copy by contacting QuadraMed Investor Relations at 415-482-2100, or the SEC at 800-SEC-0330 for the location of its nearest public reference room.  You may also access a copy on the Internet at www.quadramed.com by clicking on "Investors" and "Financial Information" or through EDGAR, the SEC's electronic data system, at www.sec.gov ..

PROPOSALS FOR STOCKHOLDER VOTE AND APPROVAL REQUIREMENTS

Management is presenting five (5) proposals for a stockholder vote.  Delaware law and QuadraMed's Certificate of Incorporation and Bylaws govern the vote on each proposal.

PROPOSAL 1.            APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS

The first agenda item to be voted on is the proposal to amend QuadraMed's Certificate of Incorporation and QuadraMed's Bylaws to eliminate the classified Board of Directors. The Board unanimously recommends that you vote FOR this proposal.

You may find information about this proposal beginning on Page 5.

You may vote in favor of the proposal, vote against the proposal, or abstain from voting.  Assuming a quorum, the proposal will pass if approved by 66 2/3% of the total number of shares issued and outstanding as of the record date.  Abstentions or broker non-votes will not be counted as votes for or against the proposal.  However, because approval of the proposal requires the affirmative vote of at least two-thirds of all outstanding shares (and not simply of those shares voted, in person or by proxy, at the annual meeting), an abstention or broker non-vote will have the same effect as a vote 'against' the proposal.

PROPOSAL 2.            ELECTION OF DIRECTORS

The second agenda item to be voted on is the election of three Class I Directors or, if the first agenda item is approved, the election of eight Directors. The Board has nominated three people as Class I Directors and eight people as Directors, each of whom is currently serving as a Director of QuadraMed, and unanimously recommends that you vote FOR such nominees.

You may find information about these nominees, as well as information about QuadraMed's Board, its committees, compensation for Directors, and other related matters beginning on Page 6.

You may vote in favor of all the nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.  Assuming a quorum, the nominees receiving the highest number of votes will be elected.  Stockholders may not cumulate their votes.  Abstentions and broker non-votes will have no effect on the outcome of the vote.

PROPOSAL  3.            APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED COMMON STOCK

The third agenda item to be voted on is the proposal to amend QuadraMed's Certificate of Incorporation to increase its authorized common stock from 50,000,000 shares to 150,000,000 shares and the total number of shares the Company is authorized to issue from 55,000,000 shares to 155,000,000 shares.   The Board unanimously recommends that you vote FOR this proposal.

You may find information about this proposal beginning on Page 24 .

You may vote in favor of the proposal, vote against the proposal, or abstain from voting.  Assuming a quorum, the proposal will pass if approved by a majority of the total number of shares outstanding as of the record date.  Abstentions or broker non-votes will not be counted as votes for or against the proposal.  However, because approval of the proposal requires the affirmative vote of a majority of all outstanding shares (and not simply of those shares voted, in person or by proxy, at the annual meeting), an abstention or broker non-vote will have the same effect as a vote 'against' the proposal.

PROPOSAL  4.            APPROVAL OF AMENDMENT OF THE 1996 STOCK INCENTIVE PLAN

The fourth agenda item to be voted on is the proposal to amend Company's 1996 Stock Incentive Plan ("1996 Plan") to increase the number of shares authorized for issuance thereunder from 7,430,160 to 9,930,160, an increase of 2,500,000 shares, and to increase the maximum number of shares for which any one person may receive options, separately exercisable stock appreciation rights and direct stock issuance by an additional 500,000 shares to 1,500,000 in the aggregate per calendar year.  Because the approval and implementation of this proposal would require additional authorized shares of common stock,  such approval and implementation is contingent upon shareholder approval of Proposal Three, above.  If Proposal Three is not approved by the shareholders, the Board will be deemed to have withdrawn Proposal Four.  The Board unanimously recommends that you vote FOR this proposal.

You may find information about this proposal beginning on Page 25 .

You may vote in favor of the proposal, vote against the proposal, or abstain from voting.  Assuming a quorum, the proposal will pass if approved by a majority of the shares represented and entitled to vote at the annual meeting.  Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the outcome of the vote.

PROPOSAL 5.           RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The fifth agenda item to be voted on is the proposal to ratify the appointment of BDO Seidman LLP as independent public accountants for the fiscal year ending December 31, 2003 .   The Board unanimously recommends that you vote FOR this proposal.

You may find information about QuadraMed's relationship with BDO Seidman LLP beginning on Page 33 .

You may vote in favor of the proposal, vote against the proposal, or abstain from voting.  Assuming a quorum, the proposal will pass if approved by a majority of the shares represented and entitled to vote at the annual meeting.  Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the outcome of the vote.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any other business to be presented for a vote of the stockholders at the 2003 annual meeting.  If any other matters are properly presented for a vote, the people named as proxies will have discretionary authority, to the extent permitted by law, to vote on such matters according to their best judgment.

The chairman of the annual meeting may refuse to allow presentation of a proposal or nominee for the Board if the proposal or nominee was not properly submitted.  The requirements for submitting proposals and nominations for this year's meeting were the same as those described on Page 36 for next year's meeting.

VOTING AND PROXY PROCEDURE

HOW DO I VOTE?

You may vote in either of two (2) ways:

  1. BY MAIL.  Mark your voting instructions on, and sign and date, the proxy card and then return it in the postage-paid envelope provided. If you mail your proxy card, we must receive it before the polls close at the end of the meeting.

  If we receive your signed proxy card, but you do not give voting instructions, our representatives will vote your shares FOR Proposals 1, 2, 3, 4 and 5.  If any other matters arise during the meeting that require a vote, the representatives will exercise their discretion.

  2. IN PERSON.  Attend the annual meeting, or send a personal representative with an appropriate proxy, in order to vote.

HOW DO I REVOKE MY PROXY OR CHANGE MY VOTING INSTRUCTIONS?

You may revoke your proxy or change your voting instructions in three (3) different ways:

  1. WRITE TO QUADRAMED'S CORPORATE SECRETARY, JOHN C. WRIGHT , AT 22 PELICAN WAY, SAN RAFAEL, CALIFORNIA 94901.
  Your letter should contain the name in which your shares are registered, your control number, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Mr. Wright must receive your letter before the annual meeting begins.
  2. SUBMIT A NEW PROXY CARD BEARING A LATER DATE THAN THE ONE YOU WISH TO REVOKE.  We must receive your new proxy card before the annual meeting begins.
  3. ATTEND THE ANNUAL MEETING AND VOTE IN PERSON (OR BY PERSONAL REPRESENTATIVE WITH AN APPROPRIATE PROXY).

HOW WILL PROXIES BE VOTED IF I GIVE MY AUTHORIZATION?

If you properly execute your proxy on the accompanying form, return it to QuadraMed, and do not subsequently revoke your proxy, your shares will be voted at the 2003 annual meeting in accordance with your instructions.  In the absence of instructions, our representatives will vote your shares "FOR" the approval of the amendment of the Certificate of Incorporation and Bylaws to declassify QuadraMed's Board of Directors,  "FOR" the election of each director nominee, "FOR" the approval of the amendment of the Certificate of Incorporation to increase QuadraMed's authorized common stock, "FOR" approval of the amendment of the 1996 Stock Incentive Plan, and "FOR" ratification of the appointment of BDO Seidman LLP as QuadraMed's independent accountants.  If other matters should properly come before the meeting, our representatives will vote on such matters in accordance with their best judgment.

HOW WILL VOTES BE COUNTED?

The inspector of elections appointed by the Board for the annual meeting will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.  Shares represented by proxies that reflect abstentions or "broker non-votes" will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  A "broker non-vote" results on a matter when a broker or other "street" or nominee record holder returns a duly executed proxy but does not vote on such matter solely because the record holder does not have discretionary authority to vote on such matter and has not received voting instruction from the beneficial holder.  Such record holders have discretionary authority to vote on routine matters, regardless of whether they have received voting instructions.  Accordingly, no broker non-votes occur when voting on routine matters.  Proposals to amend our Certificate of Incorporation, however, are not considered routine.  Such proposals are determined based on the vote of all outstanding shares entitled to vote at the annual meeting, not just those shares present in person or by proxy.  Therefore, abstentions and broker non-votes on such proposals have the same effect as a vote "against" such proposals.

WHAT IF MY SHARES ARE NOT REGISTERED IN MY NAME?

If you own your shares in "street name," meaning that your broker is actually the record owner, you should contact your broker.  There are certain instances in which brokers are prohibited from voting shares held for customers without specific voting instructions.  When a broker does not have voting instructions and withholds its vote on one of these matters, it is called a "broker non-vote."  Broker non-votes count toward a quorum, and can affect the outcome of certain proposals.  See the paragraph above entitled "How Will Votes Be Counted?" for more information.

PROPOSAL ONE
AMENDMENTS TO CERTIFICATE OF INCORPORATION AND BYLAWS TO ELIMINATE THE CLASSIFIED BOARD OF DIRECTORS

The first agenda item to be voted on is the proposal to amend QuadraMed's Certificate of Incorporation and QuadraMed's Bylaws to eliminate the classified Board of Directors. The Board unanimously recommends that you vote FOR this proposal.

QuadraMed's Board of Directors is currently divided into three classes, with one class being elected each year and the members of each class elected for three-year terms. The proposed amendments to QuadraMed's Certificate of Incorporation and Bylaws would eliminate this classification system.  If this proposal is approved, all directors would serve for a one-year term expiring at the next annual meeting held following their election, and all directors would be required to stand for re-election at each annual meeting of stockholders.

In September 2003, the Board, upon the recommendation of its Nominating and Corporate Governance Committee, reviewed the classified board structure that the Company has had in place since 1998 and determined that it would be in the best interests of the Company and its stockholders to eliminate the classified Board of Directors and, in its place, to provide for the annual election of all directors.

In reaching its determination, the Board took into consideration the following factors:

  the Board's belief that it is desirable, as part of the director nomination process, for the Board to have the opportunity to assess the contributions of all directors annually, and not just of those whose three-year term is scheduled to expire, so that the Board's composition can be appropriately adjusted to address QuadraMed's evolving needs;
  stockholder perception of classified board provisions, including the fact that classified boards may have the appearance of being self-serving, regardless of the motivation for their adoption , and the fact that many stockholders believe annual elections increase the accountability of directors to stockholders; and
  the Board's belief that it is appropriate for stockholders to have the opportunity on an annual basis to vote on the election of all members of the Board of Directors.

The Board also took into consideration the benefits provided by classified boards, including added continuity in management, facilitation of long-range planning and deterrence against unsolicited takeover proposals that are inadequate or unfair. The Board, however, determined that, at this time, these benefits were outweighed by the other considerations listed above. Therefore, the Board voted to recommend to the stockholders that they approve the amendments contemplated by this proposal.

Approval of this proposal will constitute approval of an amendment to Article Seventh of QuadraMed's Certificate of Incorporation, which contains the provisions authorizing and implementing the classified board, and an amendment to Section 2.2 of QuadraMed's Bylaws which contains provisions implementing the current classified board and related provisions.  If this proposal is approved by the stockholders, the Board of Directors will adopt new Bylaws providing for the annual election of directors.  A copy of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Appendix A.

PROPOSAL TWO
ELECTION OF DIRECTORS

The second agenda item to be voted on is the election of three Class I Directors or, if the first agenda item is approved, the election of eight Directors. The Board has nominated three people as Class I Directors and eight people as Directors, each of whom is currently serving as a Director of QuadraMed, and unanimously recommends that you vote FOR such nominees.

The Board of Directors consists of eight directors, three of whom are Class I Directors (with terms expiring at the 2003 Annual Meeting), two of whom are Class II Directors (with terms expiring at the 2004 Annual Meeting) and three of whom are Class III Directors (with terms expiring at the 2005 Annual Meeting).

If the stockholders approve the proposed amendments to QuadraMed's Certificate of Incorporation and Bylaws eliminating QuadraMed's classified Board of Directors as described in Proposal One above, the persons named in the enclosed proxy will vote to elect the three nominees for Class I Directors and all of the current Class II and Class III Directors as directors for terms ending at the 2004 Annual Meeting of Stockholders, unless you withhold authority to vote for any or all of the nominees by marking the proxy to that effect. If the stockholders do not approve the proposed amendments in Proposal One, the persons named in the enclosed proxy will vote to elect the three nominees for Class I Directors as Class I Directors for terms ending at the 2006 Annual Meeting of Stockholders, unless you withhold authority to vote for any or all of the nominees by marking the proxy to that effect. Each of the nominees has indicated his willingness to serve, if elected, but if any of the nominees should be unable or unwilling to serve, the Board may either reduce its size, or designate or not designate a substitute nominee. If the Board designates a substitute nominee, proxies that would have been cast for the original nominee will be cast for the substitute nominee unless instructions are given to the contrary.

NOMINEES FOR CLASS I DIRECTORS

NAME, AGE, YEAR ELECTED TO BOARD	OCCUPATION AND BACKGROUND
F. Scott Gross, 57 Director since 2000

  Private investor since January of 2002.
  Founder, President, and Chief Executive Officer of Primus Management, Inc., a health services management company formerly known as Alpha Hospital Management Inc., from 1989 to December 2001.
  Director of Fountain View, Inc., a nursing home chain, since 1999.
  Bachelor of Science degree in Biology from California State University, Northridge.
  Masters Degree in Public Administration (Healthcare Management Option) from the University of Southern California.

William K. Jurika*, 63 Director since 2003

  Private investor since 2001.
  Co-founder of JMK Investment Partners, LLC, an investment company.
  Chief Executive Officer and then Chairman of the Board until 2001 of Jurika & Voyles, Inc., an investment management firm that Mr. Jurika founded in 1976.
  Bachelor of Science degree in Marketing from the University of Denver.

Robert L. Pevenstein**, 57 Director since 2003

  Director of the University of Maryland Medical System, which includes six community hospitals, since 2003.
  Regent of the University System of Maryland, which includes thirteen higher education institutions, since 2003.
  President Princeville Partners LLC, a mergers and acquisitions and business consulting group, since 1998.
  Senior Vice President and Chief Financial Officer, UNC Incorporated, an aviation services company, from 1987 to 1997.
  Certified Public Accountant.
  Masters of Business Administration from Pepperdine University.
  Bachelor of Science degrees in Business Administration and Accounting from the University of Maryland.

* Mr. Jurika was elected in July of 2003 to fill the vacancy created by the resignation of E.A. Roskovensky on May 29, 2003.
**Mr. Pevenstein was elected in September of 2003 to fill the vacancy created by the resignation of Albert Greene on September 19 , 2003

CLASS II DIRECTORS

NAME, AGE, YEAR ELECTED TO BOARD	OCCUPATION AND BACKGROUND
Michael J. King, 64 Director since 1999

  Chairman and Chief Executive Officer of HealthScribe, Inc., a computerized medical transcription company, since May 1999.
  Chairman of the Board of Directors and Chief Executive Officer of The Compucare Company, a healthcare information systems company acquired by QuadraMed in March1999, from 1996 to 1999.
  Director of Osprey Systems, an e-business consulting services firm, since 1999.
  Degree in Mechanical Engineering from the University of Sheffield.
  Master of Business Administration equivalent in Management Studies from the University of Hatfield.

Cornelius T. Ryan, 71 Director since 2000; Previously from 1995 to 1999.

  Founding General Partner of Oxford Partners LP, a Delaware limited partnership, since 1981 and of Oxford Bioscience Partners LP, since 1991.  Oxford is a venture capital firm specializing in life sciences currently managing over $800 million in committed capital.
  Bachelor of Commerce in Economics from the University of Ottawa.
  Master of Business Administration from the Wharton School of Business, University of Pennsylvania.

CLASS III DIRECTORS

NAME, AGE, YEAR ELECTED TO BOARD	OCCUPATION AND BACKGROUND
Lawrence P. English, 63 Director since 2000

  Chairman of the Board since December 2000 and Chief Executive Officer since June 2000 of QuadraMed.
  Founder and Chief Executive Officer of Lawrence P. English, Inc., a private turn-around management firm, from January 1999 to June 2000.
  Chairman of the Board and Chief Executive Officer of Aesthetics Medical Management, Inc., a physician practice management company for plastic surgeons, from July 1997 to January1999.
  President of CIGNA Healthcare, one of the largest HMO providers in the United States, from March 1992 to August 1996.
  Director of Curative Health Services Inc. (Nasdaq: CURE) since May 2000.
  Director of Clarent Hospital Corporation, formerly Paracelsus Healthcare Corporation, since May 1999.  Elected Non-Executive Chairman of the Board in February 2000.
  Bachelor of Arts degree from Rutgers University.
  Master of Business Administration from George Washington University.
  Graduate of Harvard Business School's Advanced Management Program.

Joseph L. Feshbach, 49 Director since 2001

  Chairman of the Board, Curative Health Services, Inc. (Nasdaq: CURE), a disease management company focused on chronic wound care and specialty pharmacy, since October 2000.  Director since February 2000.
  Private investor since 1998.
  General Partner of Feshbach Brothers, a money management and stock brokerage firm, from 1985 to 1998.

Robert W. Miller*, 62 Director since 2003

  Adjunct Professor of Law, Emory University School of Law.
  Director and Audit Committee Chairman of Magellan Health Services, Inc.
  Partner in the law firm of King & Spalding from 1985 until his retirement in 1997.
  A.B. in History from the University of Georgia.
  LL.B. from the Yale Law School.

*Mr. Miller was elected in May 2003 to fill the vacancy created by the resignation of Lawrence J. Furnstahl on February 29, 2002.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors held eleven (11) meetings in 2002, either in person or by telephone.  Each director attended at least 75% of all Board and applicable committee meetings during 2002.  The following table describes the Board's committees.

COMMITTEE NAME AND MEMBERSHIP	COMMITTEE RESPONSIBILITIES	NUMBER OF MEETINGS IN 2002
Audit F. Scott Gross* Robert W. Miller Robert L. Pevenstein

  Acts under a written charter that was amended, restated, adopted and approved by our Board of Directors on September 24, 2003 and is attached to this proxy statement as Appendix B.
  Review of the integrity of QuadraMed's auditing, accounting, and reporting processes and consideration and approval of appropriate changes.
  Review of QuadraMed's financial reports and other financial information provided to the public and filed with the U.S. Securities and Exchange Commission.
  Review of QuadraMed's internal controls regarding finance, accounting, legal compliance, and ethics.
  Recommendation of QuadraMed's independent accountants and annual review of their performance.
  All members of the Audit Committee are independent for purposes of the NASD's listing standards.

		23
Compensation F. Scott Gross William K. Jurika Cornelius T. Ryan*	Oversight of administration of QuadraMed's employee stock incentive plans, employee stock purchase plan, and disinterested administration of employee benefit plans in which executive officers may participate. Determination of senior management compensation and collaboration with senior management on benefit and compensation programs for QuadraMed employees.	3
Executive Lawrence P. English Michael J. King*	Authorized to act with Board's powers and authority in the management of QuadraMed's business and affairs between Board meetings. Authority is limited to approval of acquisition, disposal, or investment of any asset representing five (5%) percent or less of QuadraMed's total assets.	0
Nominating and Governance Committee (1) F. Scott Gross* William K. Jurika Robert W. Miller Cornelius T. Ryan	Recommends candidates for election to the Board. Reviews candidates for election to the Board submitted by shareholders before the deadline for stockholder proposals. Makes recommendations to the Board regarding the size and composition of the Board and its committees. Develops and makes recommendations to the Board with respect to corporate governance principals. Provides oversight of corporate governance.	0

Strategic Planning Joseph L. Feshbach* F. Scott Gross Michael J. King	Supervision of development of QuadraMed's growth strategies, including mergers, acquisitions, divestitures, and organic growth initiatives.	1

* Chairperson

(1)          The Nominating and Governance Committee was created by the Board on July 23, 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Directors Ryan and Gross were members of the Compensation Committee during the last fiscal year. None of the members of the Compensation Committee has ever been an officer or employee of QuadraMed Corporation or any of its subsidiaries.

DIRECTOR COMPENSATION

QuadraMed executive officers do not receive additional compensation for service as a director.

Compensation for non-employee directors in 2002 is shown in the following table:

COMPENSATION	2002	2003(5)
Annual Retainer Fee(1)	$15,000	$15,000
Annual Option Grant(2)	6,000 shares	11,500 shares
Board Meeting Attendance	$1,500 - in person $1,000 - by telephone	$1,500 - in person or by telephone
Committee Meeting Attendance	$1,500 - in person $1,000 - by telephone	$1,500 - in person or by telephone $2,000 - in person or by telephone for Audit Committee Meetings
Expenses	Reasonable	Reasonable
Option Grant Upon First Election	20,000 shares(3)	23,000 shares(6)
Option Grant Upon Election as Committee Chairman	20,000 shares(4)	None

(1) Non-employee directors may elect to participate in the Director Fee Option Grant Program under QuadraMed's 1996 Stock Incentive Plan.  In 2001, there were no elections to participate in the program.  This program allows non-employee directors to apply all or a percentage of their annual retainer fee otherwise payable in cash to a special option grant.  The terms of the special option grant are:

Exercise Price:

  One-third (1/3) of the fair market value of QuadraMed common stock, as determined by the closing price reported on a nationally recognized stock exchange or market, on the first trading day of January (FMV).

No. of Option Shares:	Equal to the amount of annual retainer fee elected divided by two-thirds (2/3) of the FMV, rounded down to the next whole share.
Vesting:

  Fifty percent (50%) on completion of six (6) months of Board service; and
  Remaining fifty-percent (50%) in six (6) equal monthly installments thereafter.
  Immediate vesting upon director's death or disability.
  Immediate vesting upon the occurrence of a Corporate Transaction or Change of Control (each as defined in QuadraMed's 1996 Stock Incentive Plan) while the director is a Board member.

Term:	Ten (10) years.

(2)  The terms of the automatic annual stock option are:

Exercise Price:	Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on a nationally recognized stock exchange or market, on the date of election.
Vesting:	Equal monthly installments over 12 months. Death or disability. Change of Control.
Term:	Ten (10) years.

(3)  The terms of the stock option granted upon first election to the Board are:

Exercise Price:

  Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on a nationally recognized stock exchange or market, on the date of each annual meeting of stockholders.

Vesting:

  One-third (1/3) vests on the first anniversary of the grant; and
  Remaining two-thirds (2/3) vests in equal monthly installments over the following twenty-four (24) months.
  Immediate vesting upon a director's death or disability.
  Immediate vesting upon the occurrence of a Corporate Transaction or a Change of Control.

Term:	Ten (10) years.

(4)  The terms of the stock option granted upon election as a committee chairperson are:

Exercise Price:	Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on a nationally recognized stock exchange or market, on the date of election.
Vesting:

  One-third (1/3) vests on the first anniversary of the grant; and
  Remaining two-thirds (2/3) vests in equal monthly installments over the following twenty-four (24) months.
  Immediate vesting upon a director's death or disability.
  Immediate vesting upon the occurrence of a Corporate Transaction or a Change of Control.

Term:	Ten (10) years.
  (5) On May 29, 2003, upon the recommendation of the Compensation Committee who had been advised by an independent compensation expert, the Board approved changes to the compensation of Directors that included a "front load" for three years of grants providing for (a) 46,000 options to a new director who joins in 2003, 50% vesting on the new director's first year anniversary and 50% vesting on the second anniversary and (b) 34,500 options to ongoing directors that vest 33% upon grant, 33% on the one-year anniversary, and 33% on the two-year anniversary.

  (6)  The terms of the stock option granted upon first election to the Board are:
Exercise Price:

  Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on a nationally recognized stock exchange or market, on the date of each annual meeting of stockholders.

Vesting:

  One-third (1/2) vests on the first anniversary of the grant; and
  Remaining two-thirds (1/2) vests in equal monthly installments over the following twelve (12) months.
  Immediate vesting upon a director's death or disability.
  Immediate vesting upon the occurrence of a Corporate Transaction or a Change of Control.

Term:	Ten (10) years.

EXECUTIVE OFFICERS

NAME, AGE, TITLE	OCCUPATION AND BACKGROUND
Lawrence P. English, 63 Chairman of the Board and Chief Executive Officer

  Chairman of the Board since December 2000 and Chief Executive Officer since June 2000.
  Founder and Chief Executive Officer of Lawrence P. English, Inc., a private turn-around management firm, from January 1999 to June 2000.
  Chairman of the Board and Chief Executive Officer of Aesthetics Medical Management, Inc., a physician practice management company for plastic surgeons, from July 1997 to January 1999.
  President of CIGNA Healthcare, one of the largest HMO providers in the United States, from March 1992 until August 1996.
  Director of Curative Healthcare Corporation since May 2000.
  Director of Clarent Hospital Corporation, formerly Paracelsus Healthcare Corporation, since May 1999.  Non-Executive Chairman of the Board since February 2000.
  Bachelor of Arts degree from Rutgers University.
  Master of Business Administration from George Washington University.
  Graduate of Harvard Business School's Advanced Management Program.

Michael S. Wilstead, 45 President and Chief Operating Officer

  President since March 2003 and Chief Operating Officer since December 2001.  Previously, President of the Health Information Management Service and Software Divisions and the former EZ-CAP Division.  Joined QuadraMed in July 1998 as Vice President of Sales.
  Group President at STERIS Corporation, an infection control and surgical support products company, from 1995 to 1998.
  Various positions at AMSCO International, a medical equipment company, from 1990 to 1995.
  Bachelor of Science degree in Business Administration from the University of Phoenix.

Charles J. Stahl, 56 Executive Vice President and Chief Financial Officer

  Executive Vice President and Chief Financial Officer since April 2003.
  Certified Public Accountant.
  Partner with Deloitte & Touche LLP from 1978 to 2001 with various roles and responsibilities including Managing Partner of the Valuation and Realty Consulting Group, National Director of Financial Consulting and audit partner in the technology industry.

Dean A. Souleles, 41 Executive Vice President, Enterprise Division

  Executive Vice President, Enterprise Division, since September 2002.
  Chief Technology Officer beginning August 2000.  Joined QuadraMed in February 2000 as Vice President of Development.
  Chief Technology Officer and Director of Research and Development for Chase Credit Systems, Inc., a software and technical services firm serving the mortgage credit reporting industry, from March 1997 to February 2000.
  Technology consultant to Forest Lawn Mortuary from January to June 1997.
  Chief Technology Officer, SureNet Corporation, an Internet service provider, from October 1995 to December 1996.
  Consultant to NASA's Jet Propulsion Laboratory as principal engineer and system architect on various space, civil and defense programs from March 1986 to October 1995.

John C. Wright, 55 Executive Vice President

  Executive Vice President and Corporate Secretary since September 2003.
  Certified Public Accountant.
  Advisor to QuadraMed Audit Committee from January 2003 to July 2003.
  Chief Financial Officer, Teligent, Inc. from September 2000 to March 2001.
  Partner with Ernst & Young from 1982 to 2000.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AS OF JULY 20, 2003

The following table shows how much QuadraMed common stock is directly and beneficially owned by:

  Each nominee for director, director, QuadraMed's Chief Executive Officer, and the next four most highly compensated executive officers other than the Chief Executive Officer.
  The nominees for director, directors, the Chief Executive Officer, and all QuadraMed executive officers as a group.
  The total number of shares and percent of ownership for each named officer includes shares of QuadraMed common stock that he has the right to acquire on or before September 18, 2003, which are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding common stock of any other named person.
  The beneficial ownership percentages have been calculated based on 27,530,502 shares of common stock outstanding on July 20, 2003.

Name	Number of Shares Owned	Right to Acquire	Total	%
Lawrence P. English (1) (2)	100,000	809,792	909,792	3.3
Joseph L. Feshbach (1)	20,000	49,732	69,732	*
Albert L. Greene (1)	-	45,500	45,500	*
F. Scott Gross (1)	-	52,565	52,565	*
William K. Jurika (1)	3,806,040	-	3,806,040	13.8
Michael J. King (1)	-	198,817	198,817	*
Robert W. Miller (1)	-	-	-	*
Robert L. Pevenstein (1)	-	-	-	*
E.A. Roskovensky (1)	2,900	44,070	46,970	*
Cornelius T. Ryan (1)	5,000	74,681	79,681	*
Dean A. Souleles (2)	-	59,375	59,375	*
Charles J. Stahl (2)	-	37,500	37,500	*
Michael S. Wilstead (2)	2,500	273,333	275,833	1.0
All directors and executive officers as a group (13)	3,933,540	1,601,295	5,534,835	20.1

(1) Directors

(2) Executive officers

* Less than 1%

EXECUTIVE COMPENSATION

The following tables show, for the last three fiscal years, compensation information for QuadraMed's Chief Executive Officer and the next four most highly compensated executives. Other tables that follow provide more detail about the specific type of compensation. Each of these officers is referred to as a "named executive officer".

	Annual Compensation				Long Term Compensation
Name and Principle Position	Fiscal Year	Salary ($) (1)	Bonus ($) (2)	Other Compensation ($)	Restricted Stock Awards ($) (3)	Securities Underlying Options (#)	401(k) Compensation ($) (4)
Lawrence P. English (5) CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER	2002 2001 2000	407,500 400,000 222,820	250,000 200,000 -	- - -	- 360,000 -	110,000 - 1,000,000	4,000 46,886 (6) 708
Michael S. Wilstead PRESIDENT AND CHIEF OPERATING OFFICER	2002 2001 2000	285,000 237,083 226,250	113,125 111,625 50,000	- - -	62,090 367,000 -	40,000 100,000 126,700	4,000 3,400 -
Mark N. Thomas (7) CHIEF FINANCIAL OFFICER	2002 2001 2000	285,000 250,000 135,416	111,250 278,500 -	- - 2,987 (8)	285,840 180,000 -	40,000 - 350,000	4,000 3,400 -
Michael H. Lanza (9) EXECUTIVE VICE PRESIDENT	2002 2001 2000	215,000 (10) 221,250 61,250	61,875 108,975 -	260,093 (11)(12) 109,180 (13) -	- 180,000 -	21,675 - 200,000	4,000 8,300 (14) 1,650
Dean A. Souleles (15) EXECUTIVE VICE PRESIDENT	2002 2001 2000	202,500 180,000 142,119	87,500 63,250 -	111,045 (16) - -	- 180,000 -	55,000 - 100,000	4,000 3,400 1,650

(1) If approved by the Compensation Committee, selected executive officers may elect to apply from $10,000 to $50,000 of their annual base salary to a special option grant under the Salary Investment Option Grant Program of Article Three of the 1996 Stock Incentive Plan (1996 Plan). There were no executive officers selected for the program by the Compensation Committee in 2001. When approved, the features of the special option are:

Exercise Price

  One-third (1/3) of the fair market value QuadraMed's common stock, as determined by the closing price reported on The Nasdaq Stock market on date selected by Compensation Committee, no later than January 31 (FMV).

No. Of Shares	Amount of salary elected under the Program divided by two-thirds (2/3) of the FMV, rounded down to the next whole share.
Vesting

  Equal monthly installments over 12 months.
  Immediate vesting upon the named executive officer's death or disability.
  Immediate vesting upon the occurrence of a Corporate Transaction or a Change of Control.

Term	10 years.

(2)  Bonus payments in each year were made pursuant to the preceding year's Incentive Plan.

(3)  The amounts shown represent the dollar value of QuadraMed common stock on the date the restricted stock was granted. All grants of restricted stock ("Restricted Shares") were made under either the 1996 Stock Incentive Plan or the 1999 Stock Incentive Plan. The Restricted Shares cliff vest on the third anniversary of the grant, and are subject to forfeiture if employment terminates before becoming fully vested and non-forfeitable.

Summary of All Outstanding Grants of Restricted Shares to name executive officers:

  On June 8, 2001, Mr. English received a grant of 150,000 Restricted Shares; and Messrs. Wilstead, Thomas, Lanza and Souleles each received grants of 75,000 Restricted Shares.
  On December 13, 2001, Mr. Wilstead received a grant of 25,000 Restricted Shares.
  On January 2, 2002, Mr. Thomas received a grant of 25,000 Restricted Shares on February 19, 2002, Mr. Wilstead and Mr. Thomas each received a grant of 7,000 Restricted Shares.
  As of December 31, 2002, the aggregate number of all Restricted Shares held by each named executive officer and the dollar values of the Restricted Shares (equal to the product of the number of Restricted Shares multiplied by $2.62, the closing price reported by the Nasdaq Stock Market on December 31, 2002) were as follows: Mr. English, 150,000 shares ($393,000); Mr. Wilstead 107,000 shares ($280,340); Mr. Thomas 107,000 shares ($280,340); Mr. Lanza 75,000 shares ($196,500); and Mr. Souleles 75,000 shares ($196,500).
(4)  Unless otherwise noted, amount shown is QuadraMed's annual contribution on behalf of the named executive officer to the QuadraMed 401(k) Plan and gain on options.
(5)  Mr. English was appointed QuadraMed's Chief Executive Officer effective June 12, 2000 and elected Chairman of the Board effective December 31, 2000.
(6)  Including QuadraMed's annual contribution of $6,410 on behalf of Mr. English to QuadraMed's 401(k) Plan, $35,801 attributable to the net increase in Mr. English's state income tax solely related to pre-employment gross adjusted income, and payment of professional fees of $4,675 associated with preparation of Mr. English's personal tax returns. Although provided in his employment agreement, Mr. English did not lease an automobile.
(7)  Mr. Thomas was appointed Chief Financial Officer on June 9, 2000 and was involuntarily terminated on December 31, 2002 due to his decision not to relocate to QuadraMed's headquarters in Reston, VA.
(8)  Mr. Thomas, pursuant to his employment agreement, was reimbursed for unvested 401(k) account funds from his previous employer's 401(k) plan.
(9)  Mr. Lanza was appointed Executive Vice President on September 18, 2000 and was involuntarily terminated on February 28, 2003 due to his decision not to relocate to QuadraMed's headquarters in Reston, VA .

(10)  In 2002 Mr. Lanza opted to have $10,000 salary deferred to purchase common stock under the Salary Investment Option Grant Program of Article Three of the 1996 Stock Incentive Plan. He received 1,675 shares at the strike price of $2.983 for a total compensation of $225,000.
(11)  On February 26, 2002, Mr. Lanza, pursuant to his employment agreement, was paid $257,893 from a phantom stock account created to replace options from his previous employer.
(12)  Includes relocation income of $2,200 on behalf of Mr. Lanza.
(13)  Mr. Lanza, pursuant to his employment agreement, was paid from a phantom stock account created to replace options from his previous employer.
(14)  Includes QuadraMed's annual contribution of $3,400 on behalf of Mr. Lanza to QuadraMed's 401(k) Plan, and payment of $4,900 in relocation costs.
(15)  Mr. Souleles joined QuadraMed in February of 2000 and was appointed Chief Technology Officer on August 16, 2000. He continued in that capacity until November 1, 2002 when he became Executive Vice President of the Enterprise Division.
(16)  Represents amount of gain from exercise of options on behalf of Mr. Souleles.

Option Grants In Last Fiscal Year

This table shows stock options granted to named executive officers during the 2002 fiscal year.  No stock appreciation rights were granted during the 2002 fiscal year to the named executive officers. Stock options may be granted to executive officers only under the 1996 Stock Incentive Plan.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term ($) (3)
Name	Number of Securities Underlying Options Granted (1)	% Of Total Options Granted to Employees In Fiscal 2002	Exercise of Base Price ($/Sh) (2)	Expiration Date	5%	10%
Lawrence P. English	110,000	6.8%	$ 8.87	02/19/12	$ 613,612	$ 1,555,015
Michael S. Wilstead	40,000	2.5%	8.87	02/19/12	223,132	565,460
Mark N. Thomas	40,000	2.5%	8.87	02/19/12	223,132	565,460
Michael H. Lanza	20,000 1,675	1.2% 0.1%	8.87 2.98	02/19/12 01/02/12	111,566 3,139	282,730 7,955
Dean A. Souleles	30,000 25,000	1.9% 1.5%	8.87 2.67	02/19/12 11/05/12	167,349 41,979	424,095 106,382

(1) The option has a maximum term of ten years, subject to earlier cancellation upon termination of the named executive officer's service with QuadraMed. Twenty-five percent (25%) of the option shares vest on the first year anniversary of the date of grant and the balance vests in equal monthly installments over the next three years of service. In the event of an acquisition of QuadraMed by merger or asset sale, the vesting will accelerate and the option shares will become fully exercisable unless assumed by the successor corporation.

(2)  The exercise price is equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on The Nasdaq Stock Market on the date of grant.

(3)  There can be no assurance provided to the named executive officer or any other holder of QuadraMed's securities that the actual stock price appreciation over the 10-year option term will be at the QuadraMed common stock appreciates over the option term, no value will be realized from the option granted to the named executive officer.

Aggregated Option Exercises In 2002 and Year-End Option Values

This table provides information about stock options exercised by named executive officers, and shows the value of unexercised stock options held by each named executive officer as of December 31, 2002.

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In the Money Options At Fiscal Year End ($) (2)
Name	Shares Acquired On Exercise	Value Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Lawrence P. English	-	$ -	625,000	485,000	$ 75,000	$ 45,500
Michael S. Wilstead	-	-	220,521	181,479	48,150	35,550
Mark N. Thomas	-	-	130,417	179,583	84,720	107,600
Michael H. Lanza	-	-	114,035	107,640	182,252	98,000
Dean A. Souleles	15,000	111,045	34,583	95,417	17,993	22,660

(1) Calculated by subtracting the exercise price from the sale price, and multiplying the value realized per share by the number of shares acquired upon exercise.
(2) Calculated by subtracting the option exercise price from the closing price of QuadraMed common stock on December 31, 2002, as reported on The Nasdaq Stock Market, and multiplying the difference by the applicable number of exercisable or unexercisable option shares.

Employment Agreements and Termination and Change of Control Provisions

QuadraMed has employment agreements with its Chairman and CEO, Lawrence P. English, and the other named executive officers, Michael S. Wilstead, Mark N. Thomas, Michael H. Lanza, and Dean A. Souleles.  All of these agreements are "at will" and have similar terms and conditions as set forth in the following table:

Term	Two years, automatically renewed unless three month's prior notice.(1) One year, automatically renewed for terms of one year unless one month's prior notice.(2)
CEO English's Compensation

  Annual base rate of salary determined by the Compensation Committee.
  Discretionary bonus target of up to 60% of annual base rate of salary determined by the Compensation Committee.
  Enhanced cash bonus of 50% of target annual bonus to be paid on December 31, 2003 if QuadraMed exceeds the cash flow goals determined by the Board for 2001, 2002, and 2003 or the three year aggregate total, only if the executive remains employed by QuadraMed.
  Additional discretionary bonuses determined by the Compensation Committee based on achievement of specified goals established by the Board.
  Amounts equal to the net increase in state income tax attributable to becoming a California resident solely as related to pre-employment gross adjusted income, as determined by QuadraMed's independent accountants.(3)

Other Executive Officer Compensation

  Annual base rate of salary determined by the Compensation Committee.
  Discretionary bonus target of up to 50% of annual base rate of salary determined by the Compensation Committee.
  Enhanced cash bonus of 50% of target annual bonus to be paid on December 31, 2003, if QuadraMed exceeds the cash flow goals determined by the Board for 2001, 2002, and 2003 or the three year aggregate total, only if the executive remains employed by QuadraMed.
  Additional discretionary bonuses determined by the Compensation Committee based on achievement of specified goals established by the Board.
  Amounts paid in consideration of lost compensation and other benefits from previous employers as a consequence of joining QuadraMed.(4)(5)

Benefits	Participation in group life, medical, and dental insurance. Accidental death and dismemberment plan. Other employee benefits, including 401(k) plan, profit sharing, stock purchase and option plans.

(1) Provided in Mr. English's agreement, dated and effective June 12, 2000, and amended September 20, 2001; in Mr. Thomas' agreement, dated May 12, 2000, and effective June 9, 2000, and amended September 20, 2001; and in Mr. Wilstead's agreement, dated and effective April 1, 1999, and amended September 20, 2001.
(2) Provided in Mr. Lanza's agreement, dated and effective September 18, 2000, and amended September 19, 2001; and in Mr. Souleles' agreement, dated and effective August 16, 2000, and amended September 12, 2001.
(3)  Mr. English has not been a resident of California since June of 2001.
(4)  Mr. Thomas, pursuant to his agreement, was paid $22,987 for unvested 401(k) funds from his previous employer.
(5)  Mr. Lanza, pursuant to his agreement, received an unfunded and unsecured phantom stock account of 95,293 QuadraMed shares with an initial value of $1.50 for unvested options from his previous employer. Mr. Lanza is to be paid, based on the closing price of QuadraMed's two business days prior, the value of the following number of phantom shares on the following dates: 43,672 on February 25, 2001; 29,306 on February 26, 2002; and 22,315 on February 23, 2003. Appropriate adjustments are to be made to the phantom stock account if there is a stock split, reclassification, or similar occurrence.

Vacation	Four weeks.
Options	Issued pursuant to QuadraMed's 1996 Stock Incentive Plan.(6)
Expenses	Customary, ordinary, and necessary business expenses. Relocation.(7)(8) Preparation of personal tax returns.(9) Automobile lease.(10)
Termination for Cause

  Acts of fraud, embezzlement, or misappropriation of proprietary information, trade secrets, or confidential information.
  Failure to adhere to QuadraMed policies.
  Failure to devote full working time and effort to performance of duties.(11)

Change of Control

  Merger or acquisition in which QuadraMed is not the surviving entity.
  Stockholder approved sale, transfer, or disposition of all or substantially all of QuadraMed's assets.
  Transfer of substantially all of QuadraMed's assets pursuant to a partnership or joint venture in which QuadraMed's interest is less than 50%.
  Reverse merger in which QuadraMed is the surviving entity but in which more than 50% of QuadraMed's shares are transferred.
  Change in ownership such that one person or entity becomes beneficial owner of more than 50% of QuadraMed's shares.
  Majority of the Board is replaced in a 12-month period by Directors not endorsed by the majority of the existing Board.

Involuntary Termination	Termination not for cause. Involuntary discharge or dismissal. Failure to renew employment agreement. Material reduction in responsibilities.
CEO English's Severance on Involuntary Termination Other Than in Connection with a Change of Control

  Two times then current annual base salary.
  Acceleration of unvested options so that at least 250,000 shares will be vested and exercisable as of the date of termination.
  Gross up payment if any severance payment is subject to excise tax under Section 4999 of Internal Revenue Code.
  Severance conditioned on complete and unconditional release.

CEO English's Severance on Change of Control Or Involuntary Termination Within 24 Months of a Change of Control

  Two times then current annual base salary and annual target bonus.
  Two years of life, health, and disability plan coverage.
  Gross up payment if any severance payment is subject to excise tax under Section 4999 of Internal Revenue Code.
  To extent not assumed by the acquiring company, acceleration of all unvested options, which terminate pursuant to the terms of the grant.
  Acceleration of unvested options and restricted stock.
  In lieu of other severance, Mr. English may voluntarily terminate his employment, contingent on continued employment for a minimum of 60 days, whereupon one-half of unvested options shall accelerate and, together with all vested options, remain exercisable for the full term of the option.

Other Executive Officer Severance On Involuntary Termination Other Than in Connection With a Change of Control

  One times then current annual base salary.(12)
  One year of life, health, and disability plan coverage.
  Acceleration of unvested options, restricted stock, and phantom stock.
  Gross up payment if any severance payment is subject to excise tax under Section 4999 of Internal Revenue Code.
  Severance conditioned on complete and unconditional release.

Other Executive Officer Severance On Change of Control Or Involuntary Termination within 24 months of a Change of Control

  One times then current annual base salary and annual target bonus.
  Two years of life, health, and disability plan coverage.
  To extent not assumed by the acquiring company, acceleration of all unvested options.
  Gross up payment if any severance payment is subject to excise tax under Section 4999 of Internal Revenue Code.

(6)   Pursuant to their respective agreements, Mr. English was granted an option to purchase 1,000,000 shares; Mr. Thomas was granted an option to purchase 200,000 shares; Mr. Lanza was granted an option to purchase 200,000 shares; and Mr. Souleles was granted an option to purchase 80,000 shares.
(7)   Mr. English, pursuant to his agreement, was entitled to reasonable relocation costs.
(8)   Mr. Lanza, pursuant to his agreement, was entitled to reasonable relocation costs up to $65,000.
(9)   Mr. English, pursuant to his agreement, is entitled to reimbursement for expenses associated with the preparation of his personal tax returns.
(10)   Mr. English, pursuant to his agreement, is entitled to reimbursement of up to $750 per month for an automobile lease.  Mr. English, however, did not seek reimbursement for this expense in 2002.
(11)   Mr. English, pursuant to his agreement, is permitted to serve as a member of up to three outside boards of directors.

(12) Mr. Thomas, pursuant to his agreement, is also entitled to a bonus payment equal to forty percent (40%) of his then current annual base salary.

Key Employee Retention Agreements

          In March 2003, at a time in which the Company was preparing the restatement of its financial statements and anticipated being delisted from the Nasdaq Stock Market, QuadraMed's Board of Directors approved its Special Committee's recommendation that the Company enter into retention agreements with a total of fifteen key employees, including its Chairman and CEO, Lawrence P. English, and two other named executive officers, Michael S. Wilstead and Dean Souleles. The purpose of such agreements was to provide additional incentives to these employees to continue their employment with the Company through the successful achievement of one of certain strategic objectives. Each of the key employee retention agreements requires that in exchange for the employee's continued employment with the Company (unless terminated earlier by the Company for cause), commitment to use his or her best efforts to achieve the selected strategic objective, and agreement not to disclose any of the Company's confidential or proprietary information, the Company will pay the applicable employee an amount as follows: (i) 25% of such amount on the date the Company's common stock is delisted from the Nasdaq Stock Market; (ii) 25% of such amount upon the earlier of three months from the delisting or the announcement of a filing of a plan of reorganization in bankruptcy; and (iii) 50% of such amount upon the earlier of (A) the relisting of the Company's common stock on the Nasdaq Stock Market or other automated over the counter exchange, (B) the closing date of the sale of the Company and/or its assets, (C) the closing date of the sale of the division of the Company in which the employee is employed, or (D) the emergence of the Company and/or its assets from a plan of reorganization. The total retention benefit payable to the Company's named executive officers is as follows: Lawrence P. English, $615,000; Michael S. Wilstead, $450,000; and Dean Souleles, $167,590, of which 50% has been paid to each key employee in accordance with the terms of their agreement.

Compensation Committee Report On Executive Compensation

          QuadraMed's Compensation Committee establishes general executive compensation policies and reviews and determines the salaries, bonuses, and discretionary option grants awarded to QuadraMed's executives, including the Chief Executive Officer.

          The Compensation Committee retained an independent compensation consulting firm in 2002 to provide advice on executive compensation matters and provide it with the following:

  Comparative executive compensation information, including salary, bonus, and option data for companies similar to QuadraMed and that compete with QuadraMed for executive talent.
  Specific recommendations to maintain QuadraMed's executive compensation at levels competitive with the marketplace.

          The following table summarizes the key policies, factors, and other compensation information that the Compensation Committee used in determining 2002 executive compensation, including that of the Chief Executive Officer:

Policies

  Provide competitive compensation to attract and retain highly-skilled executives.
  Align and tie executive personal performance to QuadraMed's financial performance through the use of variable and long-term incentive awards.

Executive Compensation Elements

  Annual base salary, tied to the Compensation Committee's evaluation of personal executive performance and the competitive marketplace for comparable executives.
  Variable incentive awards, tied to achievement of QuadraMed's financial goals set at the beginning of the fiscal year and evaluation of personal executive contribution.
  Long-term equity-based incentive awards, tied to aligning the interests of executive officers with stockholders' interests.

2002 Factors

  Contribution margin targets set by the Board.
  Improvement of management processes.
  Development of long-term corporate business, research and development, and financial strategies.
  Improved communication with customers, the investment community, and the Board.

          With regard to the compensation of the Chief Executive Officer, the Compensation Committee evaluated QuadraMed's contribution margins and Mr. English's performance on a variety of matters, including improvement of management processes, reduction in expenses, strengthening of the management team, increase in revenues, development of long-term corporate business and financial strategies, and improved communication with customers, the investment community, and the Board.

          Pursuant to Section 162(m) of the Internal Revenue Code, QuadraMed is not allowed a tax deduction for non-performance based compensation paid to an executive officer in excess of $1 million in any fiscal year. Non-performance based compensation paid to a QuadraMed executive officer in 2002 did not exceed this limitation and it is unlikely that this limitation will be exceeded in the foreseeable future. Consequently, the Compensation Committee has decided not to take any action to limit or restructure the elements of cash compensation payable to QuadraMed's executive officers. This decision will be reconsidered, however, should the non-performance based compensation of any executive officer ever approach the $1 million level.

          The Board did not modify or reject any Compensation Committee action or recommendation regarding executive compensation for the 2002 fiscal year.

 Compensation Committee:

 Cornelius T. Ryan, Chairman

  F. Scott Gross

Performance Graph

The following chart, produced by Research Data Group, depicts QuadraMed's performance for the period beginning on December 31, 1997, and ending December 31, 2002, as measured by total stockholder return on the common stock compared with the total return of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Computer and Data Processing Index.  Upon request, QuadraMed will furnish stockholders a list of the component companies of such indexes.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN (1)
AMONG QUADRAMED CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

[PERFORMANCE GRAPH DEPICTED HERE]

(1)  $100 invested on 12/31/97 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

	12/97	12/98	12/99	12/00	12/01	12/02
QuadraMed Corporation	100.00	74.55	31.71	2.96	30.73	9.53
Nasdaq Stock Market (U.S.)	100.00	140.99	261.49	157.77	125.23	86.58
Nasdaq Computer & Data Processing	100.00	178.39	392.44	180.62	145.45	100.30

Notwithstanding anything to the contrary set forth in any of QuadraMed's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by QuadraMed under those statutes, the preceding Report of the Compensation Committee of the Board of Directors on Executive Compensation and QuadraMed's Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by QuadraMed under those statutes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Lawrence P. English, QuadraMed's Chairman and Chief Executive Officer, is a Director of Curative Health Services, Inc., serves as Chairman of its Executive Committee, is a member of the Audit Committee, and served as Chairman of the Compensation Committee until June of 2002. Joseph L. Feshbach, a QuadraMed Director, is the Chairman of the Board of Curative Health Services, Inc.

Joseph L. Feshbach, elected to QuadraMed's Board in August 2001, provided consulting and advisory services to QuadraMed related to the development of financial and merger and acquisition strategies from April to August 2001.  For these services, Mr. Feshbach was paid $25,000 and he received an option to purchase 20,000 shares of QuadraMed stock with an exercise price of $2.42 that vested fully on July 31, 2001.  Mr. Feshbach exercised this option on December 6, 2001, at a fair market value of $8.30 per share, as determined by the closing price reported on The Nasdaq Stock Market on the date of exercise.  In 2001, he was attributed with income of $117,600 as a result of the exercise.  On January 3, 2002, Mr. Feshbach sold 10,000 shares of those acquired in the 2001 exercise at an average sale price of  $10.031 per share, and thereby realized an additional aggregate net gain of $17,310 on the option shares.  Mr. Feshbach held the remaining 10,000 option shares as of March 1, 2002.

Michael J. King, a QuadraMed director, is a former QuadraMed employee and was president of the Compucare Company, acquired by QuadraMed in 1999.  Mr. King is the Chief Executive Officer of HealthScribe, Inc., a provider of transcription services.  Prior to Mr. King's appointment as HealthScribe's CEO, QuadraMed entered into a subcontract for transcription services at a healthcare facility managed by QuadraMed.  During 2001, QuadraMed paid HealthScribe, Inc. a total of $253,240 for transcription services.  At the end of March 2001, this subcontract was terminated and the healthcare facility managed by QuadraMed contracted directly with HealthScribe for services.

LARGEST SECURITY HOLDERS

William K. Jurika, a director of QuadraMed, beneficially owns 13.8% of QuadraMed's common stock (see "Security Ownership of Directors and Executive Officers as of July 20, 2003," above). QuadraMed is not aware of any other beneficial owner of five percent (5%) or more of its outstanding shares of common stock.

EQUITY COMPENSATION PLAN INFORMATION

This table provides information about our common stock subject to equity compensation plans as of December 31, 2002.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Approved By Stockholders *	6,022,632 (1)	$ 5.36	2,465,620 (2)

*   We have 2 active equity compensation plans, the 1996 Stock Incentive Plan, as amended and approved by stockholders June 15, 2001 (the 1996 Plan); and the 1999 Supplemental Stock Option Plan, as amended and approved by stockholders October 5, 2000 (the 1999 Plan).

(1) Includes options originally issuable under various benefit plans of entities acquired by us.
(2) This number excludes options and restricted shares outstanding and shares issued upon exercise of options, as of December 31, 2002.  The 1996 Plan provides for automatic future increases in the number of shares of common stock available for issuance, such that on the first trading day of each calendar year that number is increased by an amount equal to 1.5% of the total number of shares of common stock outstanding on the last trading day of the immediately preceding calendar year. As such, 407,473 additional shares became available for issuance on January 1, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires QuadraMed's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of QuadraMed's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of QuadraMed's equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish QuadraMed with copies of all Section 16(a) reports the file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, QuadraMed believes that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 2002, were met in a timely manner by its directors, executive officers, and greater than ten percent (10%) beneficial owners, except that due to a QuadraMed administrative oversight, Joseph Feshbach failed to timely file one Form 4 with respect to one December 2001 transaction.  Upon discovery of this oversight the Form 4 was promptly filed with the SEC in April 2002.

PROPOSAL THREE

AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The third agenda item to be voted on is the proposal to amend QuadraMed's Certificate of Incorporation to increase its authorized common stock from 50,000,000 shares to 150,000,000 shares and the total number of shares the Company is authorized to issue from 55,000,000 to 155,000,000 shares.   The Board unanimously recommends that you vote FOR this proposal.

Our Board of Directors has unanimously approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock of the Company from 50,000,000 shares to 150,000,000 shares and the total number of shares the Company is authorized to issue from 55,000,000 shares to 155,000,000 shares.  The total number of shares the Company is authorized to issue includes 5,000,000 shares of preferred stock. The Company is not seeking to increase its authorized number of shares of preferred stock. A copy of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Appendix A.   Our Board of Directors unanimously recommends that our stockholders approve this amendment.

As of July 20, 2003, 27,530,502 shares of our Common Stock were issued and outstanding. An additional 11,430,160 shares of Common Stock were reserved for issuance under our stock plans, of which 8,097,319 shares were covered by outstanding options and 950,140 shares were available for future grant or purchase. Additionally, as of July 20, 2003, warrants to purchase 11,303,842 shares of Common Stock were issued and outstanding, and 357,895 shares were reserved for the conversion of our 5.25% Subordinated Convertible Debentures due 2005. Thus, as of July 20, 2003, the Company had approximately 2,710,442 shares of Common Stock available for issuance. The Company also has a contingent future obligation to issue warrants for 2,047,978 shares to holders of our Senior Secured Notes due 2008 if it is unable to file a registration statement within 90 days of the demand of such holders made after January 12, 2004. In the event such warrants were required to be issued, the Company would have approximately 662,464 authorized shares available for future issuance.

Our Board of Directors believes that the authorized shares of Common Stock remaining available for future issuance is not sufficient to enable us to respond to potential business opportunities and to pursue important objectives that may be anticipated.  Accordingly, our Board of Directors believes that it is in our best interests to increase the number of authorized shares of Common Stock as described above.  Our Board of Directors believes that the availability of such shares will provide us with the flexibility to issue Common Stock for proper corporate purposes that may be identified by our Board of Directors from time to time, such as financings, acquisitions, the establishment of strategic business relationships with other companies or the expansion of the Company's business or product lines through the acquisition of other businesses or products.  The increase in the number of authorized shares of common stock is unanimously recommended by our Board in order to provide a sufficient reserve of such shares for the future growth and needs of the Company.

Our Board of Directors also believes the availability of additional shares of Common Stock will enable us to attract and retain talented employees, directors and consultants through the grant of stock options and other stock-based incentives.  In Proposal Four, stockholders are being asked to approve an increase in the number of shares of common stock of the Company reserved for issuance under our 1996 Stock Incentive Plan from 7,430,160 shares to 9,930,160 shares.  Because of the small number of authorized shares currently remaining available for issuance, this increase of 2,500,000 shares is necessarily dependent on the additional shares of authorized common stock provided by the approval of this proposal. (For more information on this increase and for a description of our 1996 Stock Incentive Plan, see Proposal Four.)  Furthermore, our 1996 Stock Incentive Plan contains provisions which provide for the number of shares of common stock available for issuance under the plan to automatically increase on the first trading day of each calendar year during the term of such plan by an amount equal to 1.5% of the total number of shares of common stock outstanding on the last trading day of the immediately preceding calendar year.  Approximately 414,000 shares will be required for this increase in January 2004.  For the reasons noted above, such an addition of shares to the 1996 Stock Incentive Plan is also dependent upon the approval of this proposal.

The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock. Adoption of the amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock.

Our Board of Directors does not intend to issue any Common Stock except on terms which our Board of Directors deems to be in our best interests and in the best interests of our then-existing stockholders. Our Board of Directors does not recommend this proposed amendment with the intent to use the ability to issue additional Common Stock to discourage tender offers or takeover attempts.  Indeed, the Board has proposed the elimination of its classified structure, a typical anti-takeover arrangement, in Proposal One.  However, the availability of authorized Common Stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of us. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of Common Stock or to acquire control of us by means of merger, tender offer, proxy contest or otherwise, or to change our management.  While the amendment may have anti-takeover ramifications, the Board believes the flexibility to offer shares without delay for any business purpose offered by the amendment outweighs any disadvantages.  To the extent that the amendment may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Board, thus enabling the Board to consider the proposed transaction in a manner that best serves the interest of the Company's stockholders.

PROPOSAL FOUR
APPROVAL OF AMENDMENT OF THE 1996 STOCK INCENTIVE PLAN

The fourth agenda item to be voted on is the proposal to amend the Company's 1996 Stock Incentive Plan ("1996 Plan") to increase the number of shares authorized for issuance thereunder from 7,430,160 to 9,930,160, an increase of 2,500,000 shares, and to increase the maximum number of shares for which any one person may receive options, separately exercisable stock appreciation rights and direct stock issuance by an additional 500,000 shares to 1,500,000 in the aggregate per calendar year.  Because the approval and implementation of this proposal would require additional authorized shares of common stock, such approval and implementation is contingent upon shareholder approval of Proposal Three, above.  If Proposal Three is not approved by the shareholders, the Board will be deemed to have withdrawn Proposal Four.  The Board unanimously recommends that you vote FOR this proposal.

QuadraMed established the 1996 Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its directors, officers, employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's stockholders.

The 1996 Plan became effective on June 26, 1996 upon approval by the Board, and was approved by the Company's stockholders on July 26, 1999.  The 1996 Plan serves as the successor to the Company's predecessor 1994 Stock Plan.  At the annual meeting of the stockholders held on October 6, 2000, stockholders voted to (1) increase the maximum number of shares authorized for issuance under the 1996 Plan by 500,000 shares and (2) increase the maximum number of shares for which any one person may receive options, stock appreciation rights or direct stock issuance by an additional 500,000 shares to 1,000,000 shares in the aggregate per calendar year.

The amendment to the 1996 Plan that is the subject of this Proposal was adopted by the Board on September 24, 2003.  The amendment would (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the 1996 Plan from 7,430,160 to 9,930,160, an increase of 2,500,000 shares, and (ii) increase the maximum number of shares for which any one person may receive options, separately exercisable stock appreciation rights and direct stock issuance by an additional 500,000 shares to 1,500,000 in the aggregate per calendar year.

The maximum number of shares of common stock that may be issued pursuant to awards granted under the 1996 Plan is currently 7,430,160 (subject to adjustment for certain capital structure changes, as set forth in the plan).  As of July 20, 2003, awards covering a total of 7,207,782 shares were outstanding or had been exercised under the 1996 Plan.  Accordingly, only 222,378 shares remain available for future awards.

The Board of Directors of the Company believes that the increase in the number of shares available for issuance over the term of the 1996 Plan is necessary in order to assure that the Company will have a sufficient reserve of Common Stock available to continue to utilize option grants on a sustained and meaningful basis to attract and retain the services of key individuals essential to the Company's long-term success. The current 7,430,160 shares authorized for issuance under the 1996 Plan amount to approximately 21% of the fully diluted common shares outstanding before the April 15, 2003 refinancing of the Company's debt. The 9,930,160 shares that will be authorized for issuance under the 1996 Plan if this proposal is approved will be approximately 21% of the fully diluted common shares outstanding, including the warrants issued as part of the refinancing. The Board also believes that an increase in the aggregate amount of options any individual may receive in one year is necessary to provide the necessary flexibility and resources to further the same purposes.

The following table summarizes information about stock options granted under the 1996 Plan as of July 20, 2003:

Range of Exercise Prices	Number Outstanding as of 7/20/03	Number Exercisable as of 7/20/03
Under $ 2.50	2,044,488	1,020,804
$2.50 - $5.00	1,208,498	942,769
$5.01 - $7.00	227,401	216,568
$7.01 - $10.00	1,043,082	821,505
Over $ 10.00	576,846	576,846

Section 162(m) of the federal tax code provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per officer in any year.  However, pursuant to regulations issued by the Treasury Department, certain limited exemptions to Section 162(m) apply with respect to "performance-based compensation."  Awards granted under the 1996 Plan are intended to constitute qualified performance-based compensation eligible for such exceptions, and the company will continue to monitor the applicability of Section 162(m) to its ongoing compensation arrangements.  The Company does not expect that amounts of compensation paid to its executive officers will fail to be deductible on account of Section 162(m).  If the proposed amendment to the 1996 Plan set forth in Proposal Four is adopted and approved by the stockholders of the Company, the 1996 Plan, as amended, will be in compliance with the requirements of Section 162(m) for "performance-based compensation."

The following paragraphs summarize the more significant features of the 1996 Plan.  The summary is subject, in all respects, to the terms of the 1996 Plan, the text of which, as proposed to be amended, is set forth in Appendix C attached hereto.  In Appendix C, the materials that would be deleted from the plan pursuant to the proposed amendment are stricken through, and the materials that would be added by such amendment are double underlined.  If the amendment is not approved by the stockholders, the 1996 Plan will continue in effect under the present terms.

Equity Incentive Programs

The 1996 Plan contains five separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Salary Investment Option Grant Program, (iii) a Stock Issuance Program, (iv) an Automatic Option Grant Program, and (v) a Director Fee Option Grant Program.  The principal features of each program are described below.  The Compensation Committee has the exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to option grants and stock issuances made to the Company's executive officers and non-employee Board members.  The Compensation Committee and the full Board each have separate but concurrent authority to make option grants and stock issuances under those programs to all other eligible individuals.  The Compensation Committee also has the exclusive authority to select the executive officers and other highly compensated employees who may participate in the Salary Investment Option Grant Program, but neither the Compensation Committee nor the Board will exercise any administrative discretion with respect to option grants under the Salary Investment Option Grant Program, or under the Automatic Option Grant or Director Fee Option Grant Program for the non-employee Board members.  All grants under these three latter programs are made in strict compliance with the express provisions of each such program.  The term Plan Administrator, as used in this summary, will mean either the Compensation Committee or the Board, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 1996 Plan.

Share Reserve

As of July 20, 2003, 7,430,160 shares of Common Stock were reserved for issuance under the 1996 Plan.  The number of shares of Common Stock available for issuance under the 1996 Plan automatically increases on the first trading day of each calendar year by an amount equal to 1.5% of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year.  However, no individual may be granted options, stock appreciation rights and direct stock issuances for more than 1,500,000 shares in the aggregate per calendar year, assuming stockholder approval of the 500,000 share increase in such limit pursuant to this Proposal.

Eligibility

Employees, non-employee Board members, and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs.  Executive officers and other highly compensated employees are also eligible to participate in the Salary Investment Option Grant Program, and non-employee members of the Board are also eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

As of July 20, 2003, 4 executive officers, 7 non-employee Board members and no other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, approximately 4 executive officers and other highly compensated employees were eligible to participate in the Salary Investment Option Grant Program, and 7 non-employee Board members were eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

Valuation

The exercise of any option is the fair market value per share of common stock on the grant date.  On July 20, 2003, the fair market value per share was $1.96.

Discretionary Option Grant Program

Grants.  The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when such grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

Price and Exercisability.  Each option grant has an exercise price per share not less than 100% of the fair market value per share of Common Stock on the option grant date, and no option has a term in excess of ten years.  The shares subject to each option generally vest in a series of installments over a specified period of service measured from the grant date.

The exercise price may be paid in cash or in shares of the Common Stock.  Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

Termination of Service.  Upon the optionee's cessation of service, the optionee has a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares.  The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part.  Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

Cancellation/Regrant Program.  The Plan Administrator has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of the Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

Salary Investment Option Grant Program

Grants.  The Plan Administrator has complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the executive officers and other highly compensated individuals who are to participate in the program for those years.  As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization directing the Company to reduce his or her base salary for the upcoming calendar year by an amount not less than $10,000.00 nor more than $50,000.00.  Each individual who files a proper salary reduction authorization is automatically granted an option under the Salary Investment Option Grant Program on or before the last trading day in January of the calendar year for which that salary reduction is to be in effect.

Terms.  Each option is subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

  -   Each option is a non-statutory option.

  -   The exercise price per share is equal to one-third of the fair market value per share of Common Stock on the option grant date, and the number of option shares is determined by dividing the total dollar amount of the authorized reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) is equal to the dollar amount of the reduction to the optionee's base salary to be in effect for the calendar year for which the option grant is made.
  -   The option becomes exercisable for the option shares in a series of 12 successive equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect.
  -   Each option remains outstanding for vested shares until the earlier of (i) the expiration of the ten-year option term or (ii) the expiration of the three-year period measured from the date the optionee's service terminates.

Stock Issuance Program

          Shares may be sold under the Stock Issuance Program at a price per share not less than 100% of their fair market value, payable in cash or through a promissory note payable to the Company.  Shares may also be issued as a bonus for past services, with no cash outlay required of the participant.

          Shares issued as a bonus for past services are fully vested upon issuance.  All other shares issued under the program are subject to a vesting schedule tied to the performance of service or the attainment of performance goals.  The Plan Administrator, however, has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1996 Plan.

Automatic Option Grant Program

Grants.  Under the Automatic Option Grant Program, each individual who is first elected or appointed as a non-employee Board member will receive at the time of such initial election or appointment an automatic option grant for 23,000 shares of Common Stock, provided such individual was not previously in the Company's employ.  At each annual stockholders meeting, each individual who is to continue in service as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular meeting, will automatically be granted at that meeting an option to purchase 11,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months.  There is no limit on the number of such 11,500-share options which any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the Company's employ are fully eligible for one or more 11,500-share option grants over their period of Board service.

Terms.  Each option under the Automatic Option Grant Program has an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the grant date.

          The option is immediately exercisable for all the option shares, but any purchased shares are subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares.  Each initial 23,000-share grant vests, and the Company's repurchase rights lapse, as follows: (i) 1/2 of the option shares vest upon the optionee's completion of one year of Board service measured from the option grant date and (ii) the balance of the option shares vest in a series of 12 successive equal monthly installments upon the optionee's completion of each additional month of Board service over the 12-month period measured from the first anniversary of such grant date.  Each annual 11,500-share grant vests, and the Company's repurchase right lapses, in a series of 12 successive equal monthly installments over the optionee's period of Board service measured from the grant date.

          The shares subject to each outstanding automatic option grant will vest immediately should any of the following occur while the optionee continues in Board service:  (i) the optionee's death or permanent disability, (ii) an acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iv) a change in the majority of the Board effected through one or more proxy contests for Board membership.  Each automatic option grant held by an optionee upon his or her termination of Board service remains exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a 12-month period following such termination date.

Director Fee Option Grant Program

Grants.  Each non-employee Board member has the right to apply all or a portion of his or her total retainer fee otherwise payable in cash each year to the acquisition of a special option grant under the Director Fee Option Grant Program.  The grant is made automatically on the first trading day in January following the filing of the stock-in-lieu of cash election and has an exercise price per share equal to 1/3 of the fair market value of the option shares on the grant date.  The number of option shares is determined by dividing the total dollar amount of the retainer fee subject to the director's election by 2/3 of the fair market value per share of Common Stock on the option grant date.  As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) is equal to the portion of the retainer fee subject to the director's election.

Terms.  The options become exercisable for 50% of the option shares upon the optionee's completion of six months of Board service in the calendar year for which his or her election is in effect and become exercisable for the balance of the option shares in a series of six successive equal monthly installments upon the optionee's completion of each additional month of Board service during that calendar year.  In the event the optionee ceases Board service for any reason (other than death or permanent disability), the options terminate immediately with respect to any unvested shares subject to the option at the time. However, the option remains exercisable for the vested shares subject to the option until the earlier of (i) the expiration of the ten-year option term or (ii) the end of the three-year period measured from the date of the optionee's cessation of Board service.  Should the optionee's service as a Board member cease by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of Common Stock subject to the option and may be exercised for such shares until the earlier of (i) the expiration of the ten-year option term or (ii) the end of the three-year period measured from the date of the optionee's cessation of Board service.

General Plan Provisions

Acceleration.  In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed or replaced by the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are transferred to the successor corporation.  The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period following such acquisition.  The Plan Administrator will have similar discretion to grant options which will become fully exercisable for all the option shares should the optionee's service terminate, whether involuntarily or through a resignation for good reason, within a designated period following a change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members).  The Plan Administrator may also provide for the automatic vesting of any outstanding shares under the Stock Issuance Program upon similar terms and conditions.

Each option outstanding under the Salary Investment Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will also automatically accelerate in the event of an acquisition or change in control of the Company.

The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Stock Appreciation Rights.  The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Plan:

Tandem stock appreciation rights, which may be granted under the Discretionary Option Grant Program, provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

Limited stock appreciation rights may be granted under the Discretionary Option Grant Program to one or more officers of the Company as part of their option grants. Options with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock.  In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share.

All options granted under the Automatic Option Grant, Salary Investment Option Grant and Director Fee Option Grant Programs include a Limited Stock Appreciation Right.  With respect to such options, prior stockholder approval constituted pre-approval of each such option granted after the Special Meeting and the subsequent surrender of that option in accordance with foregoing provisions.  No additional approval of the Plan Administrator or the Board will be required at the time of the actual option surrender or cash distribution.

Changes in Capitalization.  In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1996 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1996 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

Special Tax Election.  The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares.  Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Amendment and Termination.  The Board may amend or modify the 1996 Plan in any or all respects whatsoever, subject to any required stockholder approval under applicable law or regulation. The Board may terminate the 1996 Plan at any time, and the 1996 Plan will in all events terminate on April 30, 2006.

Federal Income Tax Consequences

Option Grants.  Options granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements.  The Federal income tax treatment for the two types of options differs as follows:

Incentive Options.  No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.  For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying.  A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date.  If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares.  If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee.  Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares.  In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Non-Statutory Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option.  The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares.  The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares.  If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option.  The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights.  An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution.  The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

Direct Stock Issuance.  The tax principles applicable to direct stock issuances under the 1996 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

New Plan Benefits.  As of July 20, 2003, no options had been granted in reliance upon the share increase to the total number of shares reserved for issuance under the 1996 Plan which is subject to stockholder approval of this Proposal.  It is not possible to determine at this time the future awards that will be granted under the 1996 Plan.  No awards made under the 1996 Plan prior to the date of the annual meeting have been made subject to such approval.

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The fifth agenda item to be voted on is the proposal to ratify the appointment of BDO Seidman LLP as independent public accountants for the fiscal year ending December 31, 2003.   The Board unanimously recommends that you vote FOR this proposal.

The Audit Committee has appointed, and the Board has approved, BDO Seidman LLP to act as QuadraMed's independent public accountants for the fiscal year ending December 31, 2003.  The Board has directed that such appointment be submitted to QuadraMed's stockholders for ratification at the 2003 annual meeting.  BDO Seidman, LLP were QuadraMed's independent public accountants for the fiscal year ending December 31, 2002.

Stockholder ratification of the appointment of BDO Seidman LLP as QuadraMed's independent public accountants is not required.  The Board, however, is submitting the appointment to the stockholders for ratification as a matter of good corporate practice.  If the stockholders do not ratify the appointment, the Board will reconsider whether or not to retain BDO Seidman LLP or another firm.  Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different accounting firm at any time during the 2003 fiscal year if the Board determines that such a change would be in the best interests of QuadraMed and its stockholders.

Representatives of BDO Seidman LLP are expected to be present at the 2003 annual meeting and will have an opportunity to make a statement if they so desire. They will be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix B.   All members of the Audit Committee meet the independence and knowledge requirements of the marketplace rules of The Nasdaq Stock Market, Inc.  The Audit Committee oversees QuadraMed's financial reporting process on behalf of the Board of Directors.  The Audit Committee appoints and retains QuadraMed's independent public accountants, whose appointment is confirmed and ratified by the Board of Directors.  Management has the primary responsibility for overseeing preparation of the financial statements and the overall reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with BDO Seidman LLP, QuadraMed's independent public accountants who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of QuadraMed's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61.  In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and QuadraMed and received and reviewed the written disclosures and letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.  The Committee and the Board have also recommended the selection of BDO Seidman LLP as QuadraMed's independent public accountants.

AUDIT COMMITTEE

Albert L. Greene
F. Scott Gross, Chairman

CHANGES IN QUADRAMED'S INDEPENDENT PUBLIC ACCOUNTANTS

With the approval of the Audit Committee, QuadraMed has changed its independent public accountants twice in the past three fiscal years. Pisenti & Brinker, LLP ("P&B") served as QuadraMed's independent public accountants for fiscal years 2000 and 2001. On April 5, 2002 the Audit Committee appointed, and the Board of Directors approved, PricewaterhouseCoopers LLP ("PwC") to act as QuadraMed's independent public accountants for the fiscal year ended December 31, 2002. On April 28, 2003 QuadraMed dismissed PwC as its independent public accountants following a decision by the Audit Committee.

PwC did not report on the Company's consolidated financial statements for any fiscal year. Since their retention as the Company's independent accountants on April 5, 2002 and through April 28, 2003, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the consolidated financial statements.

PwC did, however, inform both management and the Audit Committee of its concerns regarding material weaknesses in the Company's system of internal controls, policies and procedures, including the adequacy and reliability of certain financial information, and certain financial personnel.  Specifically, PwC reported material weaknesses in 1) the accounting for software revenue and related expense recognition, 2) the reporting of discontinued operations, 3) the accounting for the Company's investment in certain non-consolidated subsidiaries, 4) the accounting for certain life insurance contracts and the Supplemental Executive Retirement Plan ("SERP"), 5) the accounting and reporting of non-recurring charges, 6) the accounting for stock-based compensation, 7) the accounting and reporting of capitalized software development costs, 8) the accounting for income taxes, 9) the documentation supporting the accounting for certain business combinations, and 10) timely analysis and reconciliation of general ledger accounts.  PwC further stated that these material weaknesses would require PwC to expand the scope of its uncompleted audit of fiscal year 2002, and that its findings to date may materially impact the fairness and reliability of previously issued financial statements of the Company as previously filed with the SEC and the report of the prior independent public accountants on those financial statements.  PwC, in a letter dated May 5, 2003, stated that it agreed with the above statements. The Company paid PwC approximately $2,200,000 for their services during this period.

The Company engaged BDO Seidman LLP ("BDO") as its new independent accountants as of May 5, 2003. In providing services to the Company, BDO Seidman did not rely on the work of PwC and PwC did not make their work papers available to BDO for review. BDO Seidman's work and related opinion and reports to the Audit Committee were independent from PWC. During the two most recent fiscal years and through April 28, 2003, the Company has not consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

As a result of the matters discussed above, as well as management's discovery and analysis of accounting and financial reporting errors, the Audit Committee concluded at a meeting on August 9, 2002 that the restatement of the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 and the unaudited condensed consolidated financial statements for the quarter ended March 31, 2002, was required. Deloitte & Touche LLP ("Deloitte") was engaged to perform forensic accounting and other services in connection with accounting, disclosure and other issues that resulted in the pending restatements and rendered an extensive report to the Audit Committee and the Company.

The Audit Committee re-engaged P&B, the Company's independent public accountants who immediately preceded PwC, to reaudit the years ended December 31, 2000 and 2001. In October 2002, the Audit Committee further concluded after additional meetings that the year ended December 31, 1999, a year previously audited by Arthur Andersen LLP, required restatement as well, for the same reasons as mentioned above. The audit of the restated years has been completed by P&B and the Company filed an amended Form 10-K/A for the year ended December 31, 2001 in June 2003.

FEES OF INDEPENDENT PUBLIC ACCOUNTANTS

For work performed in regard to fiscal year 2002, QuadraMed paid BDO Seidman the following fees for services, as categorized:

Audit Fees	$650,000
Financial Information Systems Design and Implementation Fees	--------
All Other Fees	--------

No non-audit services were provided to the Company by BDO Seidman during fiscal year 2002.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

From time to time stockholders present proposals that may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting.  Under the rules of the Securities and Exchange Commission, to be included in the proxy statement for the 2004 annual meeting, QuadraMed must receive proposals no later than December 26, 2003.

Pursuant to QuadraMed's bylaws, stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement.  QuadraMed's bylaws require all stockholders who intend to make proposals at an annual stockholders meeting to submit their proposals to QuadraMed no later than the close of business on the 60 th day prior to nor earlier than the close of business on the 90 th day prior to the anniversary date of the previous year's annual meeting.  To be eligible for consideration at the 2004 annual meeting, proposals that have not been submitted by the deadline for inclusion in the proxy statement must be received by QuadraMed between January 29, 2004 and February 28, 2004.  In the event the date of the 2004 annual meeting is changed by more than 30 days from the date contemplated as of the date of this proxy statement, stockholder notice must be received not earlier than the close of business on the 90 th day prior to the 2004 annual meeting nor later than the close of business on the 60 th day prior to the 2004 annual meeting.  However, in the event a public announcement of the date of the 2004 annual meeting is first made fewer than 70 days prior to the annual meeting, stockholder proposals must be made by the close of business on the 10 th day following such public announcement.  These provisions are intended to allow all stockholders to have an opportunity to consider business expected to be raised at the meeting.

********************

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU, THEREFORE, ARE URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors

/s/ John C. Wright
John C. Wright
Executive Vice President
and Corporate Secretary

September 30, 2003
San Rafael, California

DIRECTIONS TO QUADRAMED 2003 ANNUAL MEETING
Directions to 12110 Sunset Hills Road, Reston, VA 20190
(703) 709-2300
[MAP DEPICTED HERE]
DIRECTIONS - Directions from Dulles Airport	DISTANCE
1. Start going towards the AIRPORT EXIT on DULLES AIRPORT ACCESS RD	0.1
2. Take the VA-267 EAST/12-13-14 ramp towards RESTON PKWY/WIEHLE AVE/HUNTER MILL RD	1.3
3. Take the exit towards FAIRFAX COUNTY PKWY/HERNDON MONROE, exit number 11	0.1
4. Take the VA-7100 NORTH exit towards FAIRFAX COUNTY PKY	0.0
5. Turn Left onto FAIRFAX COUNTY PKY	0.5
6. Take the exit towards SUNSET HILLS RD EASTBOUND ONLY	0.0
7. Bear Right onto SUNSET HILLS RD	0.4
8. Make a U-Turn on SUNSET HILLS RD	0.0
9. Arrive at destination

DIRECTIONS - Directions from Washington Reagan National Airport	DISTANCE
1. Start going towards the AIRPORT EXIT on B C ARRIVALS/BAG CLAIM	0.2
2. Continue on AIRPORT EXIT	0.3
3. Merge on GEORGE WASHINGTON MEMORIAL PKY NORTH towards GW PARKWAY NORTH	1.2
4. Follow the ramp to RICHMOND (I-66 W)/I-395 SOUTH/US-1 SOUTH	0.6
5. Take the ROSSLYN (I-66 W)/VA-110 NORTH exit towards JEFFERSON DAVIS HWY, exit number 9A	0.0
6. Continue onto JEFFERSON DAVIS HWY	2.1
7. Take the I-66 WEST ramp towards FRONT ROYAL/DULLES AIRPORT	7.6
8. Follow the ramp to DULLES AIRPORT (I-495 N) towards BALTIMORE	10.9
9. Take the exit towards RESTON PKWY, exit number 12	0.0
10. Bear Right onto RESTON PKY	0.1
11. Turn Left on SUNSET HILLS RD	0.5
12. Arrive at destination

APPENDIX A

CERTIFICATE OF AMENDMENT
TO
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
QUADRAMED CORPORATION,
a Delaware corporation

        QUADRAMED CORPORATION, a Delaware corporation organized and existing under and by virtue of the Delaware General Corporation Law (hereinafter referred to as the "Corporation"), hereby certifies as follows:

        1. That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth proposed amendments of the Third Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation, declaring said amendments to be advisable and directing said amendments to be submitted to the stockholders of the Corporation at the Annual Meeting of Stockholders. The resolutions setting forth the proposed amendments are as follows:

    A.   Amendment to Eliminate the Classification of the Board

        "RESOLVED, that the Certificate of Incorporation be amended by (i) restating section (b) of Article SEVENTH in its entirety so that it reads as follows:

        (b) The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Each director shall serve for a term ending on the date of the first annual meeting following such director's election; provided, that the term of each Director shall continue until his successor is duly elected and qualified and shall be subject to his earlier death, resignation or removal.

(ii) deleting section (c) of Article SEVENTH in its entirety; and (iii) changing the lettering of sections (d) and (e) of Article SEVENTH to (c) and (d), respectively."

    B.   Amendment to Increase the Number of Authorized Shares of Common Stock and the Total Number of Shares Available for Issuance

         "RESOLVED, that the Certificate of Incorporation be amended by changing section (a) of Article FOURTH so that it shall read as follows:

        (a) The Corporation is authorized to issue 155,000,000 shares of capital stock, $0.01 par value.  The shares shall be divided into two classes, designated as follows:

Designation of Class	Number of Shares	Par Value
Common Stock	150,000,000	$0.01
Preferred Stock	5,000,000	$0.01
Total	155,000,000"

        2. That thereafter, pursuant to resolution of the Board of Directors, an Annual Meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which Annual Meeting the necessary number of shares as required by statute were voted in favor of the amendment.

        3. That said amendments were duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by Lawrence P. English, its Chairman of the Board and Chief Executive Officer, and attested to by Charles J. Stahl, its Executive Vice President and Chief Financial Officer, this _____ day of October, 2003.

QUADRAMED CORPORATION,
a Delaware corporation

By:
Name: Lawrence P. English
Title: Chairman of the Board
and Chief Executive Officer

ATTEST:

By
Name:  Charles J. Stahl
Title: Executive Vice President, and
         Chief Financial Officer

APPENDIX B

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF QUADRAMED CORPORATION

         This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the "Committee" ) of the Board of Directors (the "Board" ) of QuadraMed Corporation, a Delaware corporation (the "Company" ).

I.  PURPOSE

         The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence and (4) the performance of the Company's internal audit function; (b) prepare the report required by the United States Securities and Exchange Commission (the "SEC" ) for inclusion in the Company's annual proxy statement; (c) appoint, retain, compensate, evaluate and terminate the Company's independent accountants; (d) approve audit and non-audit services to be performed by the independent accountants; and (e) perform such other functions as the Board may from time to time assign to the Committee overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountants, the internal auditors and management of the Company.

II.  COMPOSITION

         The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the SEC and the Nasdaq Stock Market.  The members of the Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board.  A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board.  The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee.  No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded.

         All members of the Committee shall have a working familiarity with basic finance and accounting practices and must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time. Additionally, there will be at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities, and at least one member of the Committee shall be an "audit committee financial expert". Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent accountant and the manager of the internal audit.

         Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and the Nasdaq Stock Market.  In addition, no member of the Committee may be an affiliated person of the Company or any of its subsidiaries.  Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive.  No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

III.  MEETING REQUIREMENTS

          The Committee shall meet as necessary, but at least five times each year, with at least one meeting per year in person, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

         The Committee may ask members of management, employees, outside counsel, the independent accountants, internal auditors or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

         The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

         As part of its responsibility to foster free and open communication, the Committee should meet periodically with management, the internal auditors and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately.  In addition, the Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Company's financial statements prior to their public release consistent with the provisions set forth below in Section IV.  The Committee may also meet from time to time with the Company's investment bankers, investor relations professionals and financial analysts who follow the Company.

IV.  COMMITTEE RESPONSIBILITIES

          In carrying out its responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

A.           Oversight of the Financial Reporting Processes

1.  In consultation with the independent accountants and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

2.  Review and approve all related-party transactions.

3.  Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.  Consider alternative accounting principles and estimates.

4.  Annually review with management, and separately with independent accountant, major issues regarding the Company's auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies and any audit problems or difficulties.

5.  Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

6.  Meet at least annually with the chief financial officer, the internal auditors and the independent accountants in separate executive sessions.

7.  Review all analyst reports and press articles about the Company's accounting and disclosure practices and principles.

8.  Review all analyses prepared by management and the independent accountants of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis of the effect of alternative generally accepted accounting principle ("GAAP") methods on the

Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

9.  Review with management and the independent accountants the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

10.  Establish  and conduct procedures for the receipt, retention and treatment of complaints from the employees on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

11.  Discuss with management the policies with respect to risk assessment and risk management. Although it is management's duty to assess and manage the Company's exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company's risk exposure.

12.  Meet separately with management to discuss accounting and auditing related issues.

13.  Prepare regular reports to the Board of Directors on all matters within the scope of the Committee's functions.

B.           Review of Documents and Reports

1.  Review and discuss with management and the independent accountants the Company's annual audited financial statements and quarterly financial statements (including disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation") and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountants and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K.

2.  Review and discuss with management and the independent accountants earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.  The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

3.  Review the regular internal reports to management prepared by the internal auditors and management's response thereto.

4.  Review reports from management, the internal auditors and the independent accountants on the Company's subsidiaries and affiliates, compliance with the Company's code(s) of conduct, applicable law and insider and related party transactions.

5.  Review with management and the independent accountants any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

6.  Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

7.  Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

8.  Review any restatements of financial statements that have occurred or were recommended.  Review the restatements made by other clients of the independent accountants.

C.           Independent Accountant Matters

1.  Interview and retain the Company's independent accountants, considering the accounting firm's independence and effectiveness and approve the engagement fees and other compensation to be paid to the independent accountants.

2.  Meet with the independent accountants and the Company's financial management to review the scope of the proposed external audit for the current year.

3.  On an annual basis, the Committee shall evaluate the independent accountants' qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountants to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountants' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountants, and any steps taken to deal with any such issues and (c) all relationships the independent accountants have with the Company and relevant third parties to determine the impact, if any of such relationships on the independence of the independent accountants. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountants, but also consulting, legal, information technology services and other professional services rendered by the independent accountants and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and other applicable authorities (including, possibly, the Independence Standards Board and the Public Company Accounting Oversight Board) and shall approve in advance any non-audit services to be provided by the independent accountants.

4.  Review on an annual basis the experience and qualifications of the senior members of the external audit team. Discuss the knowledge and experience of the independent accountants and the senior members of the external audit team with respect to the Company's industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company's independent accountants.

5.  Review the performance of the independent accountants and terminate the independent accountants when circumstances warrant.

6.  Establish and periodically review hiring policies for employees or former employees of the independent accountants.

7.  Review with the independent accountants any problems or difficulties the auditors may have encountered and any "management" or "internal control" letter provided by the independent accountants and the Company's response to that letter.  Such review should include:

(a)  any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

(b)  any accounting adjustments that were proposed by the independent accountants that were not agreed to by the Company;

(c) communications between the independent accountants and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

(d)  any changes required in the planned scope of the internal audit; and

(e)  the responsibilities, budget and staffing of the Company's internal audit function.

8.  Communicate with the independent accountants regarding (a) alternative treatments of financial information within the parameters of GAAP, (b) critical accounting policies and practices to be used in preparing the audit report and (c) such other matters as the SEC and the NASDAQ may direct by rule or regulation.

9.  Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

10.  Oversee the relationship with the independent accountants by discussing with the independent accountants the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountants have full access to the Committee (and the Board) to report on any and all appropriate matters.

11.  Discuss with the independent accountants prior to the audit the general planning and staffing of the audit.

12.  Obtain a representation from the independent accountants that Section 10A of the Securities Exchange Act of 1934 has been followed.

13.  Pre-approve all audit services and permissible non-audit services as set forth in Section 10A(i) of the Securities Exchange Act of 1934.

D.           Internal Audit Control Matters

1.  Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

2.  Following completion of the annual external audit, review separately with each of management, the independent accountants and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.  Review with the independent accountants, the internal auditors and management the extent to which changes or improvements in financial or accounting practices have been implemented.  This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

4.  Review the procedures that the Company has implemented regarding compliance with the Company's code of conduct.

5.  Establish procedures for receiving accounting complaints and concerns and anonymous submissions from employees and others regarding questionable accounting matters.

6.  Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

7.  Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company's financial statements materially misleading.

E.           Evaluation of Internal Auditors

1.          Review activities, organizational structure and qualifications of the internal auditors.  Meet separately and periodically with the internal auditing department.

2.          Review and concur in the appointment, replacement, reassignment or dismissal of the manager of internal auditing.

3.          Consider and review with management and the manager of internal auditing:

         (a)  significant internal audit findings during the year and management's responses thereto;

         (b)  any difficulties encountered in the course of internal audits, including any restrictions on the scope of the internal auditors' work or access to required information;

         (c)  the annual internal auditors' audit plan and any significant changes thereto;

         (d)  the internal auditors' budget and staffing; and

         (e)  The internal auditors' compliance with the appropriate standards of The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent accountants.

V.  ANNUAL EVALUATION PROCEDURES

         The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter.  In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations.  The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.  INVESTIGATIONS AND STUDIES

         The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise and assist the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII.  MISCELLANEOUS

         The Company shall give appropriate funding, as determined by the Committee, for the payment of compensation to the outside auditor, legal, accounting or other advisors employed by the Committee.  Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee.  The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities.  This Charter, and any amendments thereto, shall be displayed on the Company's web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

Adopted by the Audit Committee and approved
by the Board of Directors on September 24, 2003

APPENDIX C

QUADRAMED CORPORATION

1996 STOCK INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

       I.        PURPOSE OF THE PLAN

                 This 1996 Stock Incentive Plan is intended to promote the interests of QuadraMed Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                 Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

      II.        STRUCTURE OF THE PLAN

        A.       The Plan shall be divided into five separate equity programs:

                 -           the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase  shares of Common Stock,

                 -           the Salary Investment Option Grant Program under which  eligible employees may elect to have a portion of their base salary invested each year in special option grants,

                 -           the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

                 -           the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

                 -           the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

                 B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

     III.        ADMINISTRATION OF THE PLAN

A.  Prior to the Section 12 Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board. Beginning with the Section 12 Registration Date, the Primary Committee shall have sole and exclusive to authority administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and shall have sole and exclusive authority to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

B.  Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

C.  Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

D.  Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances there under as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Investment Option Grant and Stock any option or stock issuance there under.

E.  Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary

2.

Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

     IV.       ELIGIBILITY

A.  The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

      (i)      Employees,

      (ii)      non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

      (iii)      consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,  (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

E.  The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee

3.

Board members on the Underwriting Date who have not previously received a stock option grant from the Corporation, (ii) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

       V.        STOCK SUBJECT TO THE PLAN

                 A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 1,369,391 shares. Such authorized share reserve is comprised of (i) the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant(1), plus (ii) an additional increase of 783,653 shares authorized by the Board but subject to stockholder approval prior to the Section 12 Registration Date.

                 B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1997 calendar year, by an amount equal to one and one-half percent (1.5%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

                 C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,500,000 shares of Common Stock in the aggregate per calendar year.

                 D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for

------------------------

(1)  Estimated to be 585,738 shares of Common Stock as of June 28, 1996.

4.

subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common
Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of
Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                 E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee
Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

5.
ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

       I.        OPTION TERMS

                 Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                 A.       EXERCISE PRICE.

                          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                                 (i) cash or check made payable to the Corporation,

                                 (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                 (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                 Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

6.

                 B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                 C. EFFECT OF TERMINATION OF SERVICE.

                          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                                 (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                 (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                 (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                 (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service.  Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                          2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                 (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the

7.

        limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                                 (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

                 D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                 E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                 F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     II.         INCENTIVE OPTIONS

                 The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

8.

                 A. ELIGIBILITY. Incentive Options may only be granted to Employees.

                 B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                 C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant)  for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                 D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.  The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                 B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights

9.

are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                 C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction.  Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

                 E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period  (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                 F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period  (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

10.

                 G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                 H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.        CANCELLATION AND REGRANT OF OPTIONS

                 The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders,  the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

       V.        STOCK APPRECIATION RIGHTS

                 A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                 B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                                 (i) One or more Optionees may be granted the
        right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of
        (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                                 (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option

11.

        surrender date, in cash, or partly in shares and partly in cash, as the
        Plan Administrator shall in its sole discretion deem appropriate.

                                 (iii) If the surrender of an option is not
        approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5)
        business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                 C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                                 (i) One or more Section 16 Insiders may be
        granted limited stock appreciation rights with respect to their outstanding options.

                                 (ii) Upon the occurrence of a Hostile
        Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right
        (exercisable for a thirty (30)-day period following such Hostile
        Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of
        Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                                 (iii) Neither the approval of the Plan
        Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                                 (iv) The balance of the option (if any) shall
        remain outstanding and exercisable in accordance with the documents evidencing such option.

12.
ARTICLE THREE

SALARY INVESTMENT OPTION GRANT PROGRAM

       I.        OPTION GRANTS

                 The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation,  file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall be granted an option under the Salary Investment Grant Program on or before the last trading day in January for the calendar year for which the salary reduction is to be in effect.  All grants under the Salary Investment Option Grant Program shall be at the sole discretion of the Primary Committee.

      II.        OPTION TERMS

                 Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

                 A.       EXERCISE PRICE.

                          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

13.

                    X = A / (B x 66-2/3%), where

                    X is the number of option shares,

                    A is the dollar amount of the approved reduction in the
                    Optionee's base salary for the calendar year, and

                    B is the Fair Market Value per share of Common Stock
                    on the option grant date.

                 C. EXERCISE AND TERM OF OPTIONS. The option shall become
exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                 D. EFFECT OF TERMINATION OF SERVICE. Should the Optionee cease
Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable

14.

for the fully-vested shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

                 B. In the event of a Change in Control while the Optionee
remains in Service, each outstanding option held by such Optionee under this
Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common
Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three
(3)-year period measured from the date of the Optionee's cessation of Service.

                 C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option
Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option
(whether or not the Optionee is otherwise at the time vested in those shares)
over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan
Administrator shall be required in connection with such option surrender and cash distribution.

                 D. The grant of options under the Salary Investment Option
Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.        REMAINING TERMS

                 The remaining terms of each option granted under the Salary
Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

15.
ARTICLE FOUR

STOCK ISSUANCE PROGRAM

       I.        STOCK ISSUANCE TERMS

                 Shares of Common Stock may be issued under the Stock Issuance
Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance
Agreement which complies with the terms specified below.

                 A.       PURCHASE PRICE.

                          1. The purchase price per share shall be fixed by the
Plan Administrator, but shall not be less than one hundred percent (100%) of the
Fair Market Value per share of Common Stock on the issuance date.

                          2. Subject to the provisions of Section I of Article
Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                                 (i) cash or check made payable to the
        Corporation, or

                                 (ii) past services rendered to the Corporation
        (or any Parent or Subsidiary).

                 B.       VESTING PROVISIONS.

                          1. Shares of Common Stock issued under the Stock
Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                                 (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                                 (ii) the number of installments in which the shares are to vest,

16.

                                 (iii) the interval or intervals (if any) which are to lapse between installments, and

                                 (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                          2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend)  which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                          3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                          4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                          5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's

17.

cessation of Service or the attainment or non-attainment of the applicable performance objectives.

      II.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. All of the Corporation's outstanding
repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate
Transaction, except to the extent (i) those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                 B. The Plan Administrator shall have the discretionary
authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the
Participant's Service should subsequently terminate by reason of an Involuntary
Termination within a designated period (not to exceed eighteen (18) months)
following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

                 C. The Plan Administrator shall have the discretionary
authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the
Participant's Service should subsequently terminate by reason of an Involuntary
Termination within a designated period (not to exceed eighteen (18) months)
following the effective date of any Change in Control.

     III.        SHARE ESCROW/LEGENDS

                 Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

18.
ARTICLE FIVE

AUTOMATIC OPTION GRANT PROGRAM

       I.        OPTION TERMS

                 A. GRANT DATES. Option grants shall be made on the dates
specified below:

                          1. Each individual serving as a non-employee Board
member on the Underwriting Date shall automatically be granted at that time a
Non-Statutory Option to purchase 10,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any
Parent or Subsidiary and has not previously received a stock option grant from the Corporation.

                          2. Each individual who is first elected or appointed as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 23,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                          3. On the date of each Annual Stockholders Meeting held after the Underwriting Date, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 11,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6)  months. There shall be no limit on the number of such 11,500-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received a stock option grant from the Corporation prior to the Underwriting Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

                 B.       EXERCISE PRICE.

                          1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

19.

                 C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

                 D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 23,000-share grant shall vest, and the Corporation's repurchase right shall lapse, as follows: (i)  one-half of the option shares shall vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date and (ii) the balance of the option shares shall vest in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each additional month of Board service over the twelve (12)-month period measured from the first anniversary of such grant date. Each annual 11,500-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of 12 successive equal monthly installments over the optionee's period of Board service measured from the grant date.

                 E. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                                 (i) The Optionee (or, in the event of
        Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                                 (ii) During the twelve (12)-month exercise
        period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                                 (iv)  Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

(v)  In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested

20.

        shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

      II.        CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-
                 OVER

                 A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not other wise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                 C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

                 D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be

21.

made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                 E. The grant of options under the Automatic Option Grant
Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.        REMAINING TERMS

                 The remaining terms of each option granted under the Automatic
Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

22.
ARTICLE SIX

DIRECTOR FEE OPTION GRANT PROGRAM

       I.        OPTION GRANTS

                 Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this
Director Fee Option Grant Program. Such election must be filed with the
Corporation's Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option
Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable.

      II.        OPTION TERMS

                 Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

                 A.       EXERCISE PRICE.

                          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program.  Except to the extent the sale and remittance procedure specified there under is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                    X = A / (B x 66-2/3%), where

                    X is the number of option shares,

                    A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

23.

                    B is the Fair Market Value per share of Common Stock on the option grant date.

                 C. EXERCISE AND TERM OF OPTIONS. The option shall become
exercisable for fifty-percent (50%) of the option shares upon the Optionee's completion of six (6) months of Board service in the calendar year for which his or her election under this Director Fee Option Grant Program is in effect, and the balance of the option shares shall become exercisable in a series of six (6)
successive equal monthly installments upon the Optionee's completion of each additional month of Board service during that calendar year. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                 D. TERMINATION OF BOARD SERVICE. Should the Optionee cease
Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii)
the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this
Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

                 E. DEATH OR PERMANENT DISABILITY. Should the Optionee's
service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

                 Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

24.

III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.  Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten  (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

                 B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.  The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

                 C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

                 D. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust,  reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.        REMAINING TERMS

                 The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

25.
ARTICLE SEVEN

MISCELLANEOUS

       I.        FINANCING

                 The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the
Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

      II.        TAX WITHHOLDING

                 A. The Corporation's obligation to deliver shares of Common
Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                 B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                          Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                          Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder  (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

26.

     III.        EFFECTIVE DATE AND TERM OF THE PLAN

                 A. The Plan shall become effective immediately upon the Plan Effective Date. However, the Salary Investment Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate.  Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

                 B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Section 12 Registration Date. All options outstanding under the Predecessor Plan on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                 C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                 D. The Plan shall terminate upon the earliest to occur of (i) May 25, 2006, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

      IV.        AMENDMENT OF THE PLAN

                 A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

27.

                 B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

       V.        USE OF PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

      VI.        REGULATORY APPROVALS

                 A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

                 B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII.        NO EMPLOYMENT/SERVICE RIGHTS

                 Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation  (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

28.
APPENDIX

                 The following definitions shall be in effect under the Plan:

        A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

        B. BOARD shall mean the Corporation's Board of Directors.

        C. CHANGE IN CONTROL shall mean a change in ownership or control of the
Corporation effected through either of the following transactions:

                        (i) the acquisition, directly or indirectly by any
        person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership
        (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                       (ii) a change in the composition of the Board over a
        period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        D. CODE shall mean the Internal Revenue Code of 1986, as amended.

        E. COMMON STOCK shall mean the Corporation's common stock.

        F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                 (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the
        Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

A-1.

                 (ii) the sale, transfer or other disposition of all or
substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        G. CORPORATION shall mean QuadraMed Corporation, a Delaware corporation, and its successors.

        H. DIRECTOR FEE OPTION GRANT PROGRAM shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

        I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

        J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

        K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

        M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                 (i) If the Common Stock is at the time traded on the Nasdaq
        National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities
        Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                 (ii) If the Common Stock is at the time listed on any Stock
        Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the
        Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market
        Value shall be

A-2.

        the closing selling price on the last preceding date for which such quotation exists.

                 (iii) For purposes of any option grants made on the
        Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

                 (iv) For purposes of any option grants made prior to the
        Underwriting Date, the Fair Market Value shall be determined by the
        Plan Administrator, after taking into account such factors as it deems appropriate.

        N. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

        O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

        P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                 (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                 (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

        Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the

A-3.

business or affairs of the Corporation (or any Parent or Subsidiary) in a
material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary)
may consider as grounds for the dismissal or discharge of any Optionee,
Participant or other person in the Service of the Corporation (or any Parent or
Subsidiary).

        R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

        S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option
Grant or Director Fee Option Grant Program.

        U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        V. PARTICIPANT shall mean any person who is issued shares of Common
Stock under the Stock Issuance Program.

        W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve  (12) months or more. However, solely for purposes of the Automatic Option Grant,  Salary Investment Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        X. PLAN shall mean the Corporation's 1996 Stock Incentive Plan, as set forth in this document.

        Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

A-4.

        Z. PLAN EFFECTIVE DATE shall mean June 26, 1996, the date on which the Plan was adopted by the Board.

        AA. PREDECESSOR PLAN shall mean the Corporation's pre-existing Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

        AB. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section  16 Insiders and to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

        AC. SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment option grant program in effect under the Plan.

        AD. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

        AE. SECTION 12 REGISTRATION DATE shall mean the date on which the Common Stock is first registered under Section 12(g) of Section 16 of the 1934 Act.

        AF. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

        AG. SERVICE shall mean the performance of services for the Corporation  (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

        AH. STOCK EXCHANGE shall mean either the American Stock Exchange or the
New York Stock Exchange.

        AI. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

        AJ. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

        AK. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the

A-5.

determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        AL. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option,  the Take-Over Price shall not exceed the clause (i) price per share.

        AM. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

        AN. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

        AO. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

        AP. UNDERWRITING DATE shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

A-6.

DETACH HERE

QUADRAMED CORPORATION
2003 ANNUAL MEETING OF STOCKHOLDERS
October 29, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUADRAMED CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on October 29, 2003 and the Proxy Statement and appoints Lawrence P. English and John C. Wright, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of QuadraMed Corporation (QuadraMed) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2003 Annual Meeting of Stockholders to be held at QuadraMed's offices located at 12110 Sunset Hills Road, Reston, Virginia 20190, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side of this card:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTORS LISTED BELOW AND A VOTE FOR EACH OF THE LISTED PROPOSALS. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH OF PROPOSALS 1, 3, 4, AND 5 AND "FOR" THE ELECTION OF EACH OF THE CLASS I DIRECTORS LISTED BELOW OR IN THE EVENT THE AMENDMENTS TO QUADRAMED'S CERTIFICATE OF INCORPORATION AND BYLAWS DESCRIBED IN PROPOSAL 1 ON THE REVERSE SIDE ARE APPROVED, THE ELECTION OF EACH OF THE EIGHT (8) DIRECTORS LISTED BELOW.

Proposal 2. Election of Directors, Nominees:

Option A: Robert L. Pevenstein, F. Scott Gross, William K. Jurika
Option B: Robert L. Pevenstein, F. Scott Gross, William K. Jurika, Michael J. King, Cornelius T. Ryan,
Joseph L. Feshbach, Lawrence P. English, Robert W. Miller

SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon, including the title "Executor," "Guardian," etc. if the same is indicated. When joint names appear both should sign. If stock is held by a corporation this proxy should be executed by a proper officer thereof, whose title should be given.

HAS YOUR ADDRESS CHANGED? DO YOU HAVE ANY COMMENTS?

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL ZQMDC1
#QMD

Please mark votes as in this example. X

1. Approve the amendment of the Certificate of Incorporation and Bylaws of
QuadraMed Corporation eliminating the Company's classified Board of Directors.

FOR             [    ]
AGAINST    [    ]
ABSTAIN    [    ]

2. Elect three Class I directors, each for a term of three years or, in the event the amendments to QuadraMed's Certificate of Incorporation and Bylaws described in item one (1) above are approved, elect eight (8) directors, each for a one-year term expiring in 2004.
(Please see reverse)

FOR ALL NOMINEES    [    ]
WITHHOLD                      [    ]
FOR ALL EXCEPT         [    ] For all nominee(s) except as written above

3. Approve the amendment of the Certification of Incorporation of
QuadraMed Corporation to increase the number of authorized
common shares of QuadraMed Corporation from 50,000,000 to
150,000,000 and the total number of shares the Company is
authorized to issue from 55,000,000 shares to 155,000,000 shares.

FOR             [    ]
AGAINST    [    ]
ABSTAIN    [    ]

4. Approve the amendment of the Company's 1996 Stock Incentive
Plan ("1996" Plan) to increase the number of shares authorized for issuance thereunder from 7,430,160 to 9,930,160, an
increase of 2,500,000 shares, and to increase the maximum number of shares for which any person may receive options, separately exercisable stock appreciation rights and direct stock issuance by an additional 500,000 shares to 1,500,000 in the aggregate per calendar year.

FOR             [    ]
AGAINST    [    ]
ABSTAIN    [    ]

5. Ratification of the appointment of BDO Seidman LLP as
independent public accountants for the fiscal year ending December 31, 2003.

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the 2003 Annual Meeting and any adjournments thereof.

Please be sure to sign and date this Proxy.
Signature:
Date:
Signature:
Date:

Mark box at right if an address change or comment has
been noted on the reverse side of this card.